NUVEEN Exchange-Traded Funds

October 31, 1999

           Annual Report

Dependable, tax-free income to help you keep more of what you earn.

NQI
Insured Quality

NIO
Insured Opportunity

NIF
Premier Insured Income

NPX
Insured Premium Income 2

Photo of: People walking on beach.

Highlights
As of October 31, 1999



Credit Quality                    Performance Highlights


Nuveen Insured Quality Municipal Fund, Inc. (NQI)
                          o Taxable-equivalent yield on share price of 10.09%*
                          o Has provided a steady tax-free dividend for
                            18 consecutive months
Pie Chart:
Insured                            78%
Insured and U.S. Guaranteed        20%
U.S. Guaranteed                    2%

Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
                          o Taxable-equivalent yield on share price of 10.13%*
                          o Less than 4% of its portfolio is callable prior
                            to 2001

Pie Chart:
Insured                            70%
Insured and U.S. Guaranteed        29%
U.S. Guaranteed                    1%


Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
                          o Taxable-equivalent yield on share price of 9.94% *
                          o Has provided a steady tax-free dividend for
                            16 consecutive months

Pie Chart::
Insured                            67%
Insured and U.S. Guaranteed        19%
U.S. Guaranteed                    14%


Nuveen Insured Premium Income Municipal Fund 2 (NPX)
                          o Taxable-equivalent yield on share price of 9.14% *
                          o Has provided a steady tax-free dividend for
                            36 consecutive months

Pie Chart:
Insured                            88%
Insured and U.S. Guaranteed        12%


   Contents
  1      Dear Shareholder
  3      Portfolio Manager's Comments
  6      NQI's Performance Overview
  7      NIO's Performance Overview
  8      NIF's Performance Overview
  9      NPX's Performance Overview
 10      Shareholder Meeting Report
 14      Report of Independent Auditors
 15      Portfolio of Investments
 40      Statement of Net Assets
 41      Statement of Operations
 42      Statement of Changes in Net Assets
 44      Notes to Financial Statements
 49      Financial Highlights
 52      Build Your Wealth Automatically
 53      Fund Information

* For investors in the 31% federal income tax bracket. See your fund's performance overview in this report for more information.

Photo of: Timothy R. Schwertfeger
   Chairman of the Board

sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I am pleased to report to you on the annual performance of your Nuveen Exchange-Traded Fund. Providing a stable, attractive tax-free dividend is the Fund's main objective, and over the past year, your Fund continued to achieve this goal. During the period covered by this report, we have seen some shifts in the U.S. investment climate and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to review the current investment environment with you, as does the portfolio manager of your Fund, who discusses fund performance later in this report.

A CHALLENGING INVESTMENT ENVIRONMENT
Over the past 12 months, the U.S. economy continued to be characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of the economy's expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. With investors watching and reacting to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

In an effort to pre-empt this threat of inflation, the Fed moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate - which represents the amount banks charge one another on overnight loans, establishing the standard for other short-term rates - from 4.75% to 5.50%, thereby erasing the three rate cuts enacted by the Fed a year earlier. At its November meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase. With Y2K on the horizon, followed by the politics of an election year, investors had some hope that the Fed would put any additional rate hikes on hold. However, the Fed's indication that it would renew its close attention to the rate of economic growth left the door open for another tightening.


MUNICIPAL BOND PERFORMANCE
Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of October 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 100.3%, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields slightly higher than those of long Treasury bonds
- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

During 1999, we have seen the supply of municipal bonds drop off from the near-record levels of 1998. This was largely due to the increase in interest rates, which deterred municipal governments from issuing new debt and removed much of the incentive to refund existing bonds. To date, municipal supply has declined by approximately 20% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that are brought to market, as demand - especially from individual investors - remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds enables us to have excellent access to the bond offerings that have the potential to add value for our shareholders.


A BALANCED PORTFOLIO:
ENHANCED GROWTH WITH REDUCED RISK
If you are like most investors in the marketplace today, your goals for tax-free investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.


NUVEEN FUNDS:
AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the investment environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can accomplish this goal. By investing in other Nuveen funds, you can bring balance to your portfolio and provide proper exposure to the different types of investments needed to enhance your potential for success. Your adviser can also set up a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. For more information on Nuveen's expanding array of funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.


THE NEW MILLENNIUM
Since this is my last opportunity to talk with you before we enter the new millennium, I wanted to take a moment to discuss the status of Nuveen's preparations for that event. We believe that Nuveen is fully prepared for the upcoming transition, from an operational as well as an investment perspective. During 1999, Nuveen tested all critical operating systems, and we anticipate no problems with year-end processing. As we evaluated potential investments over the year, Nuveen carefully reviewed the progress of each issuer toward Y2K compliance. Last summer, we requested information from the issuers of all bonds in the Funds' portfolios, with special attention to the largest and more volatile holdings. In the following months, we continued to monitor issuers' progress in this area, assisted by securities industry oversight organizations, including the Municipal Securities Rulemaking Board and the Securities and Exchange Commission, as well as rating agencies and insurance companies. Based on our review, we believe that the majority of issuers are Y2K-compliant. The diligence of the financial industry as a whole in dealing with this transition should prove to have ongoing benefits for investors.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter the new millennium, we remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

December 15, 1999



sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

Nuveen Exchange-Traded Funds
Portfolio Manager's Comments
PORTFOLIO MANAGER STEVE KRUPA DISCUSSES THE MUNICIPAL MARKET, RECENT FUND PERFORMANCE, AND KEY INVESTMENT STRATEGIES FOR THE NUVEEN NATIONAL INSURED EXCHANGE-TRADED FUNDS. STEVE HAS SERVED AS PORTFOLIO MANAGER FOR NQI AND NIO SINCE THEIR INCEPTIONS IN 1990 AND 1991. HE ASSUMED PORTFOLIO MANAGEMENT DUTIES for NIF and NPX in July 1998.



WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE MUNICIPAL MARKET DURING THE PAST 12 MONTHS ENDED OCTOBER 31,1999?

Over the past year, the U.S. economy continued to forge ahead with few signs of slowing. Among the statistics showing surprising strength in recent months was gross domestic product (GDP) growth, which rose 5.5% in the third quarter, well ahead of projections. The growth in GDP was fueled by rising inventories, an improved trade balance, and strong consumer spending, which continues to serve as the main engine powering U.S. economic expansion. Commodity prices, particularly oil and gold, and raw material prices also continued to rise. For the most part, however, these increases did not translate into higher consumer prices. Through the end of October 1999, the Consumer Price Index showed inflation maintaining its low profile, with an annualized increase of 2.8%. Labor markets remained among the tightest in 30 years, as the national unemployment average dropped to 4.1% in October 1999, down from 4.5% in October 1998. Also in October, U.S. personal income surged 1.3%, its biggest jump in more than five years.

Concerned about the potential for an overheated economy, the Federal Reserve raised short-term interest rates twice during the fiscal year covered by this report. A third increase, announced on November 16, occurred after the reporting period for the Funds. According to the Fed's theory, the impact of the two rate increases on the stock market during the period covered by this report should have caused consumer confidence to fall and consumer spending to slow, thereby pre-empting any reemergence of inflation. Despite the evidence of the Fed's continued vigilance on the inflation front, the cumulative effect of 1999's economic events has been negative for the fixed-income markets, including municipal bonds.

HOW DID THESE EVENTS IMPACT SUPPLY AND DEMAND IN THE MUNICIPAL MARKET?
For the first 10 months of 1999, municipal supply across the nation fell just over 20% from the levels recorded during the same period in 1998. Some of this decline can be attributed to the rise in interest rates, which deterred municipalities from issuing long-term debt at higher interest costs. In addition, the refunding activity involving older debt typically declines in a rising interest rate environment. Among the states, California and New York remained the most active issuers in the nation. Although we expect to see adequate municipal supply for the remainder of the year, Y2K concerns are expected to affect the new issuance calendar to some extent. To avoid any potential problems as 1999 turns to 2000, some municipal bond issuers have accelerated this year's issuance, while others have decided to delay issues until next year. Issuance should gradually return to a more normal level following January, with issuance in 2000 expected to be on par with that of 1999.

Over recent months, institutional demand for municipal paper has been weakened by several events outside the municipal market. Insurance companies, which have historically been major buyers of municipal bonds, have been hit hard by claims from natural disasters and further hampered by price cutting on insurance premiums in the property casualty sector, which has hurt earnings. At the same time, fund redemptions have limited the demand from mutual fund companies, another major source of institutional demand. In addition, an accelerated corporate bond issuance calendar, timed to avoid any problems with Y2K, resulted in heavy corporate bond supply, which vied with municipal bonds for institutional investor attention.

On the other hand, demand from individual investors has been a bright spot for municipal bonds during most of 1999, as investors actively worked to rebalance their portfolios by redirecting assets from equity investments into the fixed-income market. In 1998, individual investors held more than 30% of outstanding municipal debt, making them the largest owner class, and statistics indicate that municipal bond sales to retail investors in 1999 are on track to beat 1998's record levels.

HOW DID THE NUVEEN NATIONAL INSURED FUNDS PERFORM IN THIS ENVIRONMENT?
For the 12 months ended October 31, 1999, the Nuveen national insured funds produced total returns on net asset value (NAV) ranging from -7.21% to -5.33%, providing taxable-equivalent total returns1 between -4.84% and -2.62% for shareholders in the 31% federal



1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.

income tax bracket, as shown in the accompanying table. The annual total return for the Funds' benchmark, the Lehman Brothers Insured Municipal Bond Index2, and the average total return for their Lipper Peer Group3 are also provided.

                                                   Lipper
                              Lehman Index     Peer Group
      Total Return on NAV     Total Return(2)     Average(3)
   -----------------------    --------------  --------------
   1-Year Ended    Taxable-     1-Year Ended   1-Year Ended
       10/31/99  Equivalent(1)      10/31/99       10/31/99
    ----------- -----------   --------------  --------------
NQI      -6.77%       -4.11%         -3.03%         -4.67%
    ----------- -----------   --------------  --------------
NIO      -5.33%       -2.62%         -3.03%         -4.67%
    ----------- -----------   --------------  --------------
NIF      -6.42%       -3.85%         -3.03%         -4.67%
    ----------- -----------   --------------  --------------
NPX      -7.21%       -4.84%         -3.03%         -4.67%
    ----------- -----------   --------------  --------------

Past performance is not predictive of future results.

For additional information on your Fund, see its individual Performance Overview in this report.

The underperformance of the Funds' total returns on NAV relative to their Lehman benchmark can be attributed largely to their durations4. Duration measures a bond fund's price volatility, or reaction to interest rate movements (prices fall when rates rise and vice versa). The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a longer duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise as they did over the last year, longer duration can make the fund's NAV more vulnerable to price declines. As of October 31, 1999, the Funds' durations ranged from 10.82 to 13.19, compared with 8.75 for the Lehman Brothers Insured Municipal Bond Index. Between November 1, 1998, and October 31, 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.28% to 6.18%. This meant that funds with longer durations, like the Funds in this report, were more likely to underperform the market, as represented by the Lehman Brothers Insured Municipal Bond Index.

Over the past 12 months, the durations of all the Nuveen national insured funds lengthened considerably due to market action, trading activity, and bond calls that removed shorter bonds from each fund. Proceeds from sold or called bonds were reinvested in issues with longer durations. These bonds provided attractive yields and better call protection. Lengthening the Funds' durations should help position the Funds to regain net asset value as the bond market recovers.

HOW WERE THE FUNDS' DIVIDENDS AND SHARE PRICES AFFECTED?
During the past 12 months, good call protection helped support the dividends of NQI, NIF, and NPX and shield the income of these funds from erosion. As of October 31, 1999, NPX had provided shareholders with steady dividends for 36 consecutive months, and NQI and NIF had produced 18 and 16 consecutive months of stable dividends, respectively. For NIO, however, the need to reinvest the proceeds from called and matured bonds during the relatively lower interest rate environment that prevailed in 1998, compared to when it was issued in September of 1991, led to a dividend reduction in May 1999. Despite this single dividend adjustment, all of the Nuveen funds continued to provide competitive market yields.

In 1999, rising interest rates, inflation worries, and the uncertainty surrounding the timing of the Federal Reserve's moves created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 have precipitated an early start to tax-swap season, as investors attempt to offset profits in the equity markets by selling fixed-income investments with embedded losses. All of these factors have negatively impacted the market demand for exchange-traded funds, especially NIO and NIF, which had been trading at premiums to their net asset value. This situation resulted in declines in share price across the board. Since the prevailing interest rate environment in October 1999 was higher than that of a year earlier, the Funds' NAVs also declined, as bond prices fell while interest rates rose. As a result of these factors, NIO and NIF saw their premiums (share price above NAV) move to discounts (share price below NAV), while the discounts on NQI and NPX widened over the past 12 months.



                                        Premium/             Total Return
            Market Yield               Discount(6)         on Share Price
     -------------------     ------------------ --------------------------
                 Taxable-                       1-Year Ended      Taxable-
    10/31/99  Equivalent(1)  10/31/98  10/31/99     10/31/99   Equivalent(1)
    --------  ----------     --------  -------- ------------   ----------
NQI     6.96%      10.09%       -2.47%    -5.47%       -9.65%       -6.92%
    --------  ----------     --------  -------- ------------   ----------
NIO     6.99%      10.13%        3.65%    -6.58%      -14.71%      -12.09%
    --------  ----------     --------  -------- ------------   ----------
NIF     6.86%       9.94%        4.30%    -7.89%      -17.33%      -14.87%
    --------  ----------     --------  -------- ------------   ----------
NPX     6.31%       9.14%       -2.93%    -7.26%      -11.16%       -8.72%
    --------  ----------     --------  -------- ------------   ----------

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE PAST 12 MONTHS? Over the past year, especially in the past five months as interest rates rose, we worked to enhance the structure of the Funds by selling short, pre-refunded bonds and bonds with shorter call provisions and reinvesting the proceeds into longer bonds with attractive yields to support the dividends. This also acted to improve the call protection of the Funds.



Enhanced tax efficiency has also been an increasing focus for us over the past five months, as the rising interest rate environment offered opportunities to benefit the Funds through active trading. The increased level of recent trading activity is reflected in the transaction volume figure for the Nuveen Exchange-Traded Funds for the third quarter of 1999, which was 10 times that of the same period in 1998. The strategy we are employing involves selling selected bonds that






1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.
2 The national insured funds are compared with the Lehman Brothers Insured
  Municipal Bond Index, an unleveraged index covering a broad range of insured municipal bonds. Results for the index do not reflect any initial or ongoing expenses.
3 The returns for the insured funds are compared with the average annualized return of the 20 funds in the Lipper Insured Leveraged Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.
4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.
5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.
6 A fund's premium or discount represents the percentage difference between the fund's share price and its net asset value (NAV).

are trading at a loss, recognizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, but offering yields reflecting the current market and with better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us capital losses with which to offset current and future capital gains, protecting shareholders from additional taxes, but also-in most cases-increased the net earnings of the Funds. If current market conditions persist, we will continue to focus on implementing this strategy.



Although new issue supply in the municipal market has declined from last year's levels, we were able to identify attractive bonds in several sectors that added value and diversification to the Funds. One of these was the transportation sector, where the large number of airports and toll roads that have been built over the past few years has resulted in a good selection of issues. We also continue to watch the healthcare and utilities sectors for attractive issues. Because of deregulation, some investors are avoiding healthcare and utilities entirely, which can lead to opportunities for those who take a prudent investment approach to these sectors. Since one of Nuveen's strategies is to find value in sectors and bonds that have been overlooked by the rest of the market, both healthcare and utilities have been areas where Nuveen research has enabled us to find and exploit opportunities that can add value for our shareholders. In addition to improving diversification, these bonds provide attractive income, with the potential of being an excellent example of the types of purchases we made to support the Funds' dividends.



The four national insured funds, which are 100% invested in insured or U.S. guaranteed bonds, also offer strong credit quality. The 1% of NQI's portfolio that is categorized as BBB represents a bond covered by portfolio insurance, which guarantees payment of principal and interest while held by the Fund.

All of the Nuveen national insured funds issue MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from these preferred shares are used to buy additional long-term bonds for the leveraged funds' portfolios. These bonds can generate additional income for the portfolios, but may also increase volatility, including lengthening durations. During the past year, the leverage ratios of NQI, NIO, and NIF fell below the Nuveen guideline of 35%. This led to the issuance of new MuniPreferred shares for NIO in April, NQI in May, and NIF in June. (NPX's leverage ratio remained above Nuveen's 35% guideline over the past 12 months.) Nuveen releveraged the Funds both to restore the original leverage ratio of 35% and to provide the potential for increased incremental tax-free income for common shareholders.

In the area of bond calls, NIF and NPX currently provide excellent levels of call protection, with approximately 3% and 1% of their portfolios, respectively, subject to calls between now and the end of 2001. This should provide additional protection and stability for the dividends of these funds over this period. Both NQI and NIO, which were assembled in December 1990 and September 1991, are well protected (approximately 9% and 4%, respectively) through the end of the year 2000. However, as these funds approach the 10-year mark, they reach the part of a bond's life when the likelihood of bond calls increases. Ten years after the original issue date, issuers typically have their first opportunity to call, or redeem, outstanding bonds. Calls are likely to occur if current interest rates are more favorable to the issuer than the rates that prevailed when the bonds were first issued.

To reduce the impact of any calls, we continuously work on strategies designed to enhance call protection. As mentioned earlier, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. These recent purchases can also benefit the Funds by extending call protection. Given the current level of bond yields, we have been evaluating suitable replacements for older bonds, focusing on bonds that we believe are undervalued and have the potential to support the Funds' dividends and enhance portfolio structure. This should enable us to continue providing a competitive level of dividends for our shareholders.


WHAT IS NUVEEN'S OUTLOOK FOR THE FUNDS?
In the months ahead, we plan to continue active trading to capitalize on the higher yields currently available in the municipal market and enhance our portfolio holdings and the dividend capabilities of the Funds, as we have been doing over the past few months. As opportunities arise, we will take advantage of the tax losses we have been recognizing to sell overvalued bonds without incurring capital gains. We will also continue to work on strategies designed to manage the Funds' call exposure and reduce the impact of bond calls. Currently, that includes selling bonds with short calls and extending the Funds' call protection by buying new issues with favorable call features.

The ability to implement strategies with the potential to benefit the Funds demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and trying to capitalize on them to the benefit of shareholders.

Nuveen Insured Quality Municipal Fund, Inc.
Performance Overview
As of October 31, 1999

NQI



Portfolio Statistics

Inception Date                               12/90
--------------------------------------------------
Share Price                               $13 3/16
--------------------------------------------------
Net Asset Value                             $13.95
--------------------------------------------------
Market Yield                                 6.96%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                     10.09%
--------------------------------------------------
Fund Net Assets ($000)                    $845,789
--------------------------------------------------
Average Effective Maturity (Years)           19.41
--------------------------------------------------
Leverage-Adjusted Duration                   11.36
--------------------------------------------------


Annualized Total Return

                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -9.65%        -6.77%
--------------------------------------------------
5-Year                         7.08%         6.07%
--------------------------------------------------
Since Inception                5.35%         6.86%
--------------------------------------------------

Taxable-Equivalent Total Return(2)

                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -6.92%        -4.11%
--------------------------------------------------
5-Year                        10.10%         8.97%
--------------------------------------------------
Since Inception                8.38%         9.87%
--------------------------------------------------

Top Five Sectors (as a % of total investments)

U.S. Guaranteed                                22%
--------------------------------------------------
Utilities                                      17%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains and net ordinary income distributions in December 1998 of $0.1261 and $0.0001, respectively, per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
11/98            0.0765
12/98            0.0765
1/99             0.0765
2/99             0.0765
3/99             0.0765
4/99             0.0765
5/99             0.0765
6/99             0.0765
7/99             0.0765
8/99             0.0765
9/99             0.0765
10/99            0.0765


Line Chart:
Share Price Performance

11/6/98          15.75
                 15.94
                 15.94
                 16.38
                 16.13
                 15.94
                 16.06
                 16
                 15.69
                 15.5
                 15.44
                 15.63
                 15.56
                 15.75
                 15.75
                 16
                 16
                 16
                 15.81
                 15.88
                 15.88
                 15.94
                 15.69
                 15.44
                 15.38
                 15.38
                 15.31
                 15.31
                 15.13
                 15.25
                 15.44
                 15.44
                 15.31
                 15.13
                 14.81
                 14.44
                 14.19
                 14.38
                 14.44
                 14.38
                 13.94
                 13.94
                 14
                 13.19
                 13.13
10/31/99         13.19
Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Insured Municipal Opportunity Fund, Inc.
Performance Overview
As of October 31, 1999

NIO



Portfolio Statistics

Inception Date                                9/91
--------------------------------------------------
Share Price                               $13 5/16
--------------------------------------------------
Net Asset Value                             $14.25
--------------------------------------------------
Market Yield                                 6.99%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                     10.13%
--------------------------------------------------
Fund Net Assets ($000)                  $1,835,516
--------------------------------------------------
Average Effective Maturity (Years)           18.39
--------------------------------------------------
Leverage-Adjusted Duration                   10.82
--------------------------------------------------

Annualized Total Return

                      On Share Price        On NAV
--------------------------------------------------

1-Year                       -14.71%        -5.33%
--------------------------------------------------
5-Year                         7.21%         6.95%
--------------------------------------------------
Since Inception                5.07%         6.75%
--------------------------------------------------

Taxable-Equivalent Total Return(2)

                      On Share Price        On NAV
--------------------------------------------------

1-Year                       -12.09%        -2.62%
--------------------------------------------------
5-Year                        10.20%         9.88%
--------------------------------------------------
Since Inception                8.03%         9.66%
--------------------------------------------------

Top Five Sectors (as a % of total investments)

U.S. Guaranteed                                30%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Housing/Single Family                          12%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December 1998 of $0.0405 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
11/98             0.079
12/98             0.079
1/99              0.079
2/99              0.079
3/99              0.079
4/99              0.079
5/99             0.0775
6/99             0.0775
7/99             0.0775
8/99             0.0775
10/99            0.0775
11/99            0.0775

Share Price Performance
11/6/98          16.75
                 16.94
                 16.75
                 16.88
                 16.75
                 16.63
                 16.5
                 16.38
                 16.38
                 16.25
                 16.38
                 16.75
                 16.63
                 16.5
                 16.44
                 16.56
                 16.63
                 16.5
                 16.5
                 16.5
                 16.06
                 16.13
                 16.25
                 16.13
                 15.5
                 15.31
                 15.31
                 15.31
                 15.19
                 15.19
                 15.13
                 15.19
                 15.19
                 15.19
                 14.94
                 15
                 14.88
                 14.38
                 14.44
                 14.5
                 14.31
                 14.13
                 13.75
                 13.81
                 13.81
                 13.25
                 13.13
10/31/99         13.31

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Premier Insured Municipal Income Fund, Inc.
Performance Overview
As of October 31, 1999

NIF



Portfolio Statistics

Inception Date                               12/91
--------------------------------------------------
Share Price                                $13 1/8
--------------------------------------------------
Net Asset Value                             $14.25
--------------------------------------------------
Market Yield                                 6.86%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      9.94%
--------------------------------------------------
Fund Net Assets ($000)                    $435,668
--------------------------------------------------
Average Effective Maturity (Years)           17.61
--------------------------------------------------
Leverage-Adjusted Duration                   12.58
--------------------------------------------------

Annualized Total Return

                      On Share Price        On NAV
--------------------------------------------------

1-Year                       -17.33%        -6.42%
--------------------------------------------------
5-Year                         7.42%         6.53%
--------------------------------------------------
Since Inception                4.51%         6.35%
--------------------------------------------------

Taxable-Equivalent Total Return(2)

                      On Share Price        On NAV
--------------------------------------------------

1-Year                       -14.87%        -3.85%
--------------------------------------------------
5-Year                        10.32%         9.31%
--------------------------------------------------
Since Inception                7.35%         9.12%
--------------------------------------------------

Top Five Sectors (as a % of total investments)

U.S. Guaranteed                                33%
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Housing/Multifamily                             5%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December 1998 of $0.0402 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)

11/98            0.075
12/98            0.075
1/99             0.075
2/99             0.075
3/99             0.075
4/99             0.075
5/99             0.075
6/99             0.075
7/99             0.075
8/99             0.075
9/99             0.075
10/99            0.075

Line Chart:
Share Price Performance
11/6/98          16.69
                 16.5
                 16.44
                 16.5
                 16.44
                 16.44
                 16.44
                 16.31
                 16.06
                 16.06
                 16.19
                 16.44
                 16.5
                 16.5
                 16.44
                 16.44
                 16.19
                 16.06
                 16.06
                 16.13
                 15.63
                 15.75
                 16
                 15.81
                 15.75
                 15.38
                 15.19
                 15.19
                 14.75
                 15.13
                 14.94
                 15.25
                 15.25
                 15.13
                 14.88
                 15
                 14.75
                 14.38
                 14.38
                 14.69
                 14.63
                 14.19
                 13.88
                 13.94
                 14.13
                 13.38
                 13.19
10/31/99         13.13

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Insured Premium Income Municipal Fund 2
Performance Overview
As of October 31, 1999

NPX



Portfolio Statistics

Inception Date                                7/93
--------------------------------------------------
Share Price                                $11 1/2
--------------------------------------------------
Net Asset Value                             $12.40
--------------------------------------------------
Market Yield                                 6.31%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      9.14%
--------------------------------------------------
Fund Net Assets ($000)                    $730,855
--------------------------------------------------
Average Effective Maturity (Years)           17.98
--------------------------------------------------
Leverage-Adjusted Duration                   13.19
--------------------------------------------------

Annualized Total Return

                      On Share Price        On NAV
--------------------------------------------------

1-Year                       -11.16%        -7.21%
--------------------------------------------------
5-Year                         9.47%         8.28%
--------------------------------------------------
Since Inception                1.67%         3.55%
--------------------------------------------------

Taxable-Equivalent Total Return(2)

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -8.72%        -4.84%
--------------------------------------------------
5-Year                        12.35%        10.88%
--------------------------------------------------
Since Inception                4.39%         6.07%
--------------------------------------------------

Top Five Sectors (as a % of total investments)

Utilities                                      25%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
11/98            0.0605
12/98            0.0605
1/99             0.0605
2/99             0.0605
3/99             0.0605
4/99             0.0605
5/99             0.0605
6/99             0.0605
7/99             0.0605
8/99             0.0605
9/99             0.0605
10/99            0.0605

Line Chart:
Share Price Performance
11/6/98          13.69
                 13.69
                 13.94
                 13.81
                 13.94
                 13.88
                 13.81
                 13.69
                 13.38
                 13.25
                 13.5
                 13.25
                 13.31
                 13.31
                 13.44
                 13.56
                 13.44
                 13.38
                 13.69
                 13.38
                 13.13
                 13.13
                 13.13
                 13.13
                 12.69
                 12.75
                 12.94
                 12.81
                 12.56
                 12.94
                 12.5
                 12.63
                 12.63
                 12.75
                 12.63
                 12.75
                 12.5
                 12.38
                 12.31
                 12.19
                 12.06
                 11.81
                 11.81
                 11.81
                 11.56
                 10.94
                 10.56
10/31/99         11.5

Weekly Closing Price
Past performance is not predictive of future results.

Shareholder Meeting Report


The Shareholder Meeting was held July 28, 1999.

                                                                                    NQI
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                      Preferred         Preferred         Preferred        Preferred       Preferred
                                        Common           Shares            Shares            Shares           Shares          Shares
                                        Shares         Series-M          Series-T          Series-W        Series-TH        Series-F
------------------------------------------------------------------------------------------------------------------------------------

Robert P. Bremner
   For                              32,455,591            2,482             2,259             2,099            2,320           2,480
   Withhold                            329,416               15                 2                 7               --              21
------------------------------------------------------------------------------------------------------------------------------------
   Total                            32,785,007            2,497             2,261             2,106            2,320           2,501
====================================================================================================================================

Lawrence H. Brown
   For                              32,465,101            2,487             2,259             2,099            2,320           2,480
   Withhold                            319,906               10                 2                 7               --              21
------------------------------------------------------------------------------------------------------------------------------------
   Total                            32,785,007            2,497             2,261             2,106            2,320           2,501
====================================================================================================================================

 Anne E. Impellizzeri
   For                              32,454,434            2,487             2,259             2,099            2,320           2,480
   Withhold                            330,573               10                 2                 7               --              21
------------------------------------------------------------------------------------------------------------------------------------
   Total                            32,785,007            2,497             2,261             2,106            2,320           2,501
====================================================================================================================================

Peter R. Sawers
   For                              32,490,975            2,497             2,259             2,099            2,320           2,482
   Withhold                            294,032               --                 2                 7               --              19
------------------------------------------------------------------------------------------------------------------------------------
   Total                            32,785,007            2,497             2,261             2,106            2,320           2,501
====================================================================================================================================

William J. Schneider
   For                                      --            2,482             2,255             2,099            2,320           2,480
   Withhold                                 --               15                 6                 7               --              21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            2,497             2,261             2,106            2,320           2,501
====================================================================================================================================

Timothy R. Schwertfeger
   For                                      --            2,482             2,257             2,099            2,320           2,480
   Withhold                                 --               15                 4                 7               --              21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            2,497             2,261             2,106            2,320           2,501
====================================================================================================================================

Judith M. Stockdale
   For                              32,475,186            2,497             2,259             2,099            2,320           2,482
   Withhold                            309,821               --                 2                 7               --              19
------------------------------------------------------------------------------------------------------------------------------------
   Total                            32,785,007            2,497             2,261             2,106            2,320           2,501
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For                              32,385,742            2,490             2,247             2,100            2,320           2,485
   Against                             136,564               --                --                 6               --              11
   Abstain                             262,701                7                14                --               --               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                            32,785,007            2,497             2,261             2,106            2,320           2,501
====================================================================================================================================


Shareholder Meeting Report


                                       NIO
------------------------------------------------------------------------------------------------------------------------------------

Approval of the Directors was reached as follows:

                                     Preferred     Preferred      Preferred      Preferred     Preferred      Preferred    Preferred
                         Common         Shares        Shares         Shares         Shares        Shares         Shares       Shares
                         Shares       Series-M      Series-T       Series-W      Series-W2     Series-TH    Series-TH-2     Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For               72,097,927          3,827         3,462          3,429          3,192         3,609          3,797        3,344
   Withhold             913,668             31           117             40              8            --              1           58
------------------------------------------------------------------------------------------------------------------------------------
   Total             73,011,595          3,858         3,579          3,469          3,200         3,609          3,798        3,402
====================================================================================================================================

Lawrence H. Brown
   For               72,113,788          3,827         3,470          3,429          3,192         3,609          3,797        3,344
   Withhold             897,807             31           109             40              8            --              1           58
------------------------------------------------------------------------------------------------------------------------------------
   Total             73,011,595          3,858         3,579          3,469          3,200         3,609          3,798        3,402
====================================================================================================================================

 Anne E. Impellizzeri
   For               72,143,995          3,827         3,474          3,429          3,192         3,609          3,797        3,344
   Withhold             867,600             31           105             40              8            --              1           58
------------------------------------------------------------------------------------------------------------------------------------
   Total             73,011,595          3,858         3,579          3,469          3,200         3,609          3,798        3,402
====================================================================================================================================

Peter R. Sawers
   For               72,146,527          3,855         3,474          3,429          3,192         3,609          3,797        3,344
   Withhold             865,068              3           105             40              8            --              1           58
------------------------------------------------------------------------------------------------------------------------------------
   Total             73,011,595          3,858         3,579          3,469          3,200         3,609          3,798        3,402
====================================================================================================================================

William J. Schneider
   For                       --          3,827         3,461          3,429          3,192         3,601          3,797        3,344
   Withhold                  --             31           118             40              8             8              1           58
------------------------------------------------------------------------------------------------------------------------------------
   Total                     --          3,858         3,579          3,469          3,200         3,609          3,798        3,402
====================================================================================================================================

Timothy R. Schwertfeger
   For                       --          3,827         3,461          3,429          3,192         3,601          3,797        3,344
   Withhold                  --             31           118             40              8             8              1           58
------------------------------------------------------------------------------------------------------------------------------------
   Total                     --          3,858         3,579          3,469          3,200         3,609          3,798        3,402
====================================================================================================================================

Judith M. Stockdale
   For               72,188,159          3,855         3,474          3,429          3,192         3,609          3,797        3,344
   Withhold             823,436              3           105             40              8            --              1           58
------------------------------------------------------------------------------------------------------------------------------------
   Total             73,011,595          3,858         3,579          3,469          3,200         3,609          3,798        3,402
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For               72,028,441          3,741         3,472          3,433          3,200         3,609          3,776        3,351
   Against              254,669             28            --             12             --            --             22           --
   Abstain              728,485             89           107             24             --            --             --           51
------------------------------------------------------------------------------------------------------------------------------------
   Total             73,011,595          3,858         3,579          3,469          3,200         3,609          3,798        3,402
====================================================================================================================================

Shareholder Meeting Report

                                                                                                              NIF
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares        Series-TH        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                                   16,922,942            2,395           2,549
   Withhold                                                                                 114,289              150              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,037,231            2,545           2,549
====================================================================================================================================

Lawrence H. Brown
   For                                                                                   16,921,448            2,395           2,549
   Withhold                                                                                 115,783              150              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,037,231            2,545           2,549
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                                   16,928,306            2,395           2,549
   Withhold                                                                                 108,925              150              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,037,231            2,545           2,549
====================================================================================================================================

Peter R. Sawers
   For                                                                                   16,933,063            2,395           2,549
   Withhold                                                                                 104,168              150              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,037,231            2,545           2,549
====================================================================================================================================

William J. Schneider
   For                                                                                           --            2,395           2,549
   Withhold                                                                                      --              150              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,545           2,549
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                           --            2,395           2,549
   Withhold                                                                                      --              150              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,545           2,549
====================================================================================================================================

Judith M. Stockdale
   For                                                                                   16,933,063            2,395           2,549
   Withhold                                                                                 104,168              150              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,037,231            2,545           2,549
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For                                                                                   16,836,967            2,351           2,545
   Against                                                                                   39,551               --              --
   Abstain                                                                                  160,713              194               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 17,037,231            2,545           2,549
====================================================================================================================================

Shareholder Meeting Report

                                                                                    NPX
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:
                                                      Preferred         Preferred         Preferred        Preferred       Preferred
                                        Common           Shares            Shares            Shares           Shares          Shares
                                        Shares         Series-M          Series-T          Series-W        Series-TH        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                              33,156,292            1,979             2,008             1,648            1,834           2,103
   Withhold                            371,259                1                --                 8               --               3
------------------------------------------------------------------------------------------------------------------------------------
   Total                            33,527,551            1,980             2,008             1,656            1,834           2,106
====================================================================================================================================

Lawrence H. Brown
   For                              33,171,864            1,979             2,008             1,648            1,834           2,103
   Withhold                            355,687                1                --                 8               --               3
------------------------------------------------------------------------------------------------------------------------------------
   Total                            33,527,551            1,980             2,008             1,656            1,834           2,106
====================================================================================================================================

 Anne E. Impellizzeri
   For                              33,200,581            1,980             2,008             1,648            1,834           2,103
   Withhold                            326,970               --                --                 8               --               3
------------------------------------------------------------------------------------------------------------------------------------
   Total                            33,527,551            1,980             2,008             1,656            1,834           2,106
====================================================================================================================================

Peter R. Sawers
   For                              33,207,132            1,980             2,008             1,648            1,834           2,103
   Withhold                            320,419               --                --                 8               --               3
------------------------------------------------------------------------------------------------------------------------------------
   Total                            33,527,551            1,980             2,008             1,656            1,834           2,106
====================================================================================================================================

William J. Schneider
   For                                      --            1,979             2,008             1,642            1,834           2,103
   Withhold                                 --                1                --                14               --               3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,980             2,008             1,656            1,834           2,106
====================================================================================================================================

Timothy R. Schwertfeger
   For                                      --            1,979             2,008             1,642            1,834           2,103
   Withhold                                 --                1                --                14               --               3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,980             2,008             1,656            1,834           2,106
====================================================================================================================================

Judith M. Stockdale
   For                              33,210,293            1,980             2,008             1,648            1,834           2,103
   Withhold                            317,258               --                --                 8               --               3
------------------------------------------------------------------------------------------------------------------------------------
   Total                            33,527,551            1,980             2,008             1,656            1,834           2,106
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For                              33,122,788            1,977             2,007             1,648            1,834           2,105
   Against                              98,528               --                --                --               --               1
   Abstain                             306,235                3                 1                 8               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            33,527,551            1,980             2,008             1,656            1,834           2,106
====================================================================================================================================

Report of Independent Auditors


The Board of Directors/Trustees and Shareholders
Nuveen Insured Quality Municipal Fund, Inc.
Nuveen Insured Municipal Opportunity Fund, Inc.
Nuveen Premier Insured Municipal Income Fund, Inc.
Nuveen Insured Premium Income Municipal Fund 2


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. and Nuveen Insured Premium Income Municipal Fund 2 as of October 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. and Nuveen Insured Premium Income Municipal Fund 2 at October 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the years indicated therein in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
December 16, 1999

                            Portfolio of Investments
                            Nuveen Insured Quality Municipal Fund, Inc. (NQI)
                            October 31, 1999
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.8%

$   8,500,000   The Special Care Facilities Financing Authority of the City of           1/00 at 100         AAA         $ 8,520,230
                 Birmingham, Alabama, Health Care Facility Revenue Refunding Bonds,
                 Medical Center East, Series 1986, 7.250%, 7/01/15

    2,250,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement             2/09 at 101         AAA           1,902,623
                 Warrants, Series 1999-A, 5.125%, 2/01/39

                University of South Alabama, Tuition Revenue Bonds, Series 1999:
    7,545,000    0.000%, 11/15/17                                                       No Opt. Call         AAA           2,507,053
    7,545,000    0.000%, 11/15/18                                                       No Opt. Call         AAA           2,341,214


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 5.1%

    5,000,000   City of Phoenix (Arizona), Civic Improvement Corporation,                7/03 at 102         AAA           5,355,850
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/23 (Pre-refunded to 7/01/03)

   10,000,000   Industrial Development Authority of the County of Pima (Arizona),        7/01 at 102         AAA          10,523,400
                 Health Care System Revenue Bonds, Carondelet Health Services,
                 Inc., St. Joseph's and St. Mary's Hospitals and Health Centers
                 Issue, Series 1991, 6.750%, 7/01/16

                Business Development Finance Corporation of the City of Tucson
                (Arizona), Local Development Lease Revenue Refunding Bonds,
                Series 1992:
    3,020,000    6.250%, 7/01/08 (Pre-refunded to 7/01/02)                               7/02 at 102         AAA           3,215,726
    6,980,000    6.250%, 7/01/08                                                         7/02 at 102         AAA           7,387,772

   15,250,000   City of Tucson, Arizona, Water System Revenue Bonds, Series 1991,        7/01 at 102         AAA          16,245,673
                 7.100%, 7/01/18 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 2.2%

    9,450,000   Arkansas Development Finance Authority, Single Family                    7/05 at 102         AAA           9,768,843
                 Mortgage Revenue Bonds, 1995 Series B (Mortgage-Backed Securities
                 Program), 6.700%, 7/01/27 (Alternative Minimum Tax)

                Pope County, Arkansas, Solid Waste Disposal Revenue Bonds,
                Series 1991 (Arkansas Power and Light Company Project):
    6,400,000    8.000%, 1/01/21 (Alternative Minimum Tax)                               1/01 at 102        BBB+           6,660,864
    2,250,000    8.000%, 1/01/21 (Alternative Minimum Tax)                                    at 102         AAA           2,373,593


------------------------------------------------------------------------------------------------------------------------------------
                California - 9.4%

    9,455,000   Alameda County Public Facilities Corporation, California, Certificates   9/06 at 102         AAA           9,517,781
                 of Participation (1991 Financing Project), California, 6.000%, 9/01/21

   12,695,000   Antioch Area Public Facilities Financing Agency, Community Facilities    8/02 at 102         AAA          11,361,644
                 District No. 1989-1, Series 1993 Special Tax Bonds, 5.000%, 8/01/18

    3,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/07 at 102         AAA           2,879,610
                 1997 Series E, 5.650%, 8/01/17 (Alternative Minimum Tax)

                California Pollution Control Financing Authority, Pollution Control
                Refunding Revenue Bonds (Southern California Edison Company),
                1999 Series C:
   14,675,000    5.450%, 9/01/29                                                         9/09 at 101         AAA          13,668,442
    6,570,000    5.450%, 9/01/29                                                         9/09 at 100         AAA           6,119,364

    5,500,000   California Statewide Communities Development Authority,                  7/04 at 102         AAA           5,578,760
                 San Diego, California, Certificates of Participation, the Salk Institute
                 for Biological Studies, 6.200%, 7/01/24

    5,000,000   Inland Empire Solid Waste Financing Authority, Revenue Bonds,            8/06 at 102         AAA           5,038,350
                 1996 Series B (Landfill Improvement Financing Project),
                 6.000%, 8/01/16 (Alternative Minimum Tax)

   11,270,000   Los Angeles County Metropolitan Transportation Authority                 7/03 at 100         AAA           9,906,105
                 (California), Proposition A, Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 5.000%, 7/01/21

    6,910,000   Ontario Redevelopment Financing Authority (San Bernardino                8/03 at 102         AAA           7,010,610
                 County, California), 1993 Revenue Bonds (Ontario Redevelopment
                 Project No. 1), 5.850%, 8/01/22


                Portfolio of Investments
                Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)
                October 31, 1999
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$   8,500,000   Airports Commission, City and County of San Francisco, California,       5/05 at 101         AAA         $ 8,592,565
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 7.4%

      745,000   Adams County, Colorado, Single Family Revenue Refunding Bonds,           6/01 at 103         AAA             783,412
                 1991 Series A-2, 8.700%, 6/01/12

    5,630,000   Public Highway Authority, Arapahoe County, Colorado, Capital             8/05 at 103         AAA           5,693,225
                 Improvement Trust Fund Highway Revenue Bonds (E-470 Project),
                 Vehicle Registration Fee Bonds, 6.150%, 8/31/26

                Colorado Health Facilities Authority, Insured Hospital Revenue
                Bonds (PSL Healthcare System Project), Series 1991A:
    5,000,000    7.250%, 2/15/16 (Pre-refunded to 2/15/01)                              2/01 at 102          AAA           5,285,150
    4,500,000    6.250%, 2/15/21 (Pre-refunded to 2/15/01)                              2/01 at 102          AAA           4,701,735

    6,500,000   Colorado Health Facilities Authority, Revenue Bonds, Series 1998         6/08 at 101         AAA           5,568,160
                 (Sisters of Charity of Leavenworth Health Services Corporation),
                 5.000%, 12/01/25

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1998B:
   27,000,000    5.000%, 11/15/25                                                       11/08 at 101         AAA          23,101,470
   20,250,000    5.000%, 11/15/25 (Alternative Minimum Tax)                             11/08 at 101         AAA          16,890,120

      100,000   El Paso County, Colorado, Local Single Family Mortgage Revenue Bonds,    9/00 at 102         AAA             102,482
                 1990 Series A, 7.850%, 9/01/09 (Alternative Minimum Tax)

      600,000   Jefferson County, Colorado, Single Family Revenue Refunding Bonds,       4/01 at 103         AAA             626,370
                 Series 1991A, 8.875%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.7%

   17,000,000   Washington Convention Center Authority (Washington, D.C.), Senior       10/08 at 101         AAA          14,562,540
                 Lien Dedicated Tax Revenue Bonds, Series 1998, 5.000%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.6%

    8,940,000   Florida Housing Finance Agency, Single Family Mortgage Revenue           7/04 at 102         AAA           9,185,582
                 Bonds, 1994 Series B, 6.650%, 7/01/26 (Alternative Minimum Tax)

                Miami-Dade County, Florida, Subordinate Special Obligation Bonds,
                Series 1997B:
   15,000,000    0.000%, 10/01/33                                                    4/08 at 25 1/16         AAA           1,799,400
   10,885,000    0.000%, 10/01/34                                                   4/08 at 23 11/16         AAA           1,225,869
   16,340,000    0.000%, 10/01/35                                                   4/08 at 22 13/32         AAA           1,727,465


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 2.7%

    6,130,000   Department of Budget and Finance of the State of Hawaii, Special        12/02 at 102         AAA           6,374,771
                 Purpose Revenue Bonds (Hawaiian Electric Company, Inc. and
                 Subsidiaries Projects), Series 1992, 6.550%, 12/01/22 (Alternative
                 Minimum Tax)

   16,180,000   Department of Budget and Finance of the State of Hawaii, Special         5/06 at 101         AAA          16,223,201
                 Purpose Revenue Bonds (Hawaii Electric Company, Inc. and
                 Subsidiaries Project), Series 1996A, 6.200%, 5/01/26 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 10.8%

    5,000,000   Central Lake County Joint Action Water Agency, Lake County, Illinois,    5/01 at 102         AAA           5,295,750
                 Water Revenue Bonds, Series 1991, 7.000%, 5/01/20
                 (Pre-refunded to 5/01/01)

   10,000,000   City of Chicago (Illinois), General Obligation Bonds, Series 1995,       7/05 at 102         AAA          10,795,400
                 6.125%, 1/01/16 (Pre-refunded to 7/01/05)

   24,925,000   City of Chicago (Illinois), Chicago Midway Airport Revenue Bonds,        1/09 at 101         AAA          20,546,425
                 Series 1998B, 5.000%, 1/01/35

    6,000,000   City of Chicago (Illinois), Chicago O'Hare International Airport,        1/05 at 102         AAA           6,318,000
                 General Airport Second Lien Revenue Refunding Bonds, Series 1994 A,
                 6.375%, 1/01/12

    9,500,000   City of Chicago (Illinois), Chicago O'Hare International Airport,        1/10 at 101         AAA           9,025,760
                 General Airport Second Lien Revenue Refunding Bonds, Series 1999,
                 5.500%, 1/01/15 (Alternative Minimum Tax)

    6,280,000   Public Building Commission of Chicago (Illinois), Building Revenue       1/00 at 102         AAA           6,453,705
                 Bonds, Series A of 1990 (Board of Education of the City of Chicago),
                 7.125%, 1/01/15

    6,825,000   Public Building Commission of Chicago (Illinois), Building Revenue       12/03 at 102        AAA           7,244,669
                 Bonds, Series A of 1993 (Board of Education of the City of Chicago),
                 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   8,165,000   Illinois Development Finance Authority, Revenue Bonds (Bradley           8/09 at 101         AAA         $ 7,469,342
                 University Project), Series 1999, 5.500%, 8/01/29

                Illinois Health Facilities Authority, Revenue Bonds, Series 1997A
                (Loyola University Health System):
    2,635,000    5.000%, 7/01/24 (Pre-refunded to 7/01/07)                               7/07 at 101         AAA           2,658,741
    8,875,000    5.000%, 7/01/24                                                         7/07 at 101         AAA           7,453,846

      190,000   City of Moline, City of Rock Island, and City of Urbana, Illinois,       8/00 at 102         AAA             195,176
                 Single Family Mortgage Revenue Bonds (GNMA Mortgage-
                 Backed Securities Program), Series 1990, 8.050%, 8/01/23
                 (Alternative Minimum Tax)

    7,700,000   Board of Trustees of Southern Illinois University, Southern Illinois     4/07 at 102         AAA           7,499,107
                 University Medical Facilities System Revenue Bonds, Series 1997,
                 5.875%, 4/01/23

------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 4.3%

    4,560,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue        7/00 at 102         Aaa           4,764,516
                 Bonds (GNMA Collateralized-Home Mortgage Program),
                 1990 Series C, 7.800%, 1/01/22 (Alternative Minimum Tax)

    6,000,000   Jasper County, Indiana, Collateralized Pollution Control Refunding       7/01 at 102         AAA           6,320,580
                 Revenue Bonds (Northern Indiana Public Service Company Project),
                 Series 1991, 7.100%, 7/01/17

    9,645,000   Marion County Convention and Recreational Facilities Authority           6/01 at 102         AAA          10,235,178
                 (Indiana), Excise Taxes Lease Rental Revenue Bonds, Series 1991B,
                 7.000%, 6/01/21 (Pre-refunded to 6/01/01)

    4,230,000   City of Rockport, Indiana, Pollution Control Revenue Refunding           3/01 at 102         AAA           4,463,496
                 Bonds (Indiana-Michigan Power Company Project), Series B,
                 7.600%, 3/01/16

   10,000,000   Hospital Authority of St. Joseph County (Indiana), Fixed Rate            8/01 at 102         AAA          10,659,400
                 Hospital Revenue Refunding Bonds, Series 1991A (Memorial
                 Hospital of South Bend Project), 7.000%, 8/15/20 (Pre-refunded to 8/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.7%

    5,305,000   City of Mason City, Iowa, Hospital Revenue Bonds (Sisters of Mercy       8/01 at 102         AAA           5,655,767
                 Health Corporation), 1991 Series L, 7.000%, 8/15/21
                 (Pre-refunded to 8/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.2%

   13,170,000   City of New Orleans, Louisiana, General Obligation Refunding Bonds,     10/05 at 101         AAA          13,321,850
                 Series 1995, 6.200%, 10/01/21

    5,100,000   Orleans Levee District (A Political Subdivision of the State of         12/05 at 103         AAA           5,137,026
                 Louisiana), Public Improvement Bonds, Series 1986, 5.950%, 11/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.5%

   12,320,000   Maine State Housing Authority, Mortgage Purchase Bonds,                  5/01 at 102         AAA          12,748,982
                 1991 Series A, 7.400%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 2.8%

   28,500,000   Massachusetts Turnpike Authority, Metropolitan Highway System            1/07 at 102         AAA          23,754,180
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.6%

   15,500,000   Michigan State Hospital Finance Authority, Revenue and Refunding         5/08 at 101         AAA          13,328,295
                 Bonds (St. John Health System), Series 1998A, 5.000%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.9%

    6,470,000   Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage       2/00 at 101         AAA           6,546,152
                 Revenue Bonds (Minneapolis/Saint Paul Family Housing Program,
                 Phase VI), 8.300%, 8/01/21 (Alternative Minimum Tax)

      976,000   City of St. Louis Park, Minnesota, Single Family Residential             4/01 at 102         Aaa           1,005,739
                 Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1991-A, 7.250%, 4/20/23


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 2.3%

    2,545,000   Harrison County, Wastewater Management District (Mississippi),          No Opt. Call         AAA           3,219,120
                 Wastewater Treatment Facilities Revenue Refunding Bonds,
                 Series 1991A, 8.500%, 2/01/13

    2,715,000   Harrison County, Wastewater Management District (Mississippi),          No Opt. Call         AAA           3,248,416
                 Wastewater Treatment Facilities Revenue Refunding Bonds,
                 Series 1991B, 7.750%, 2/01/14

    3,615,000   Mississippi Housing Finance Corporation, Single Family Mortgage          4/00 at 102         AAA           3,692,325
                 Purchase Revenue Bonds, Series 1989 (GNMA Mortgage-Backed
                 Securities Program), 8.250%, 10/15/18 (Alternative Minimum Tax)


                 Portfolio of Investments
                 Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)
                 October 31, 1999
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Mississippi (continued)

$   8,700,000   Mississippi Home Corporation, Single Family Mortgage Revenue             6/06 at 105         Aaa         $ 9,547,554
                 Bonds, Series 1996C, 7.600%, 6/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.6%

    5,000,000   St. Louis Municipal Finance Corporation, City Justice Center,            2/06 at 102         AAA           5,033,550
                 Leasehold Revenue Improvement Bonds, Series 1996A (City of
                 St. Louis, Missouri, Lessee), 6.000%, 2/15/19


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.9%

    3,270,000   Clark County, Nevada, Industrial Development Revenue Bonds               6/00 at 102         AAA           3,394,849
                 (Nevada Power Company Project), Series 1990, 7.800%, 6/01/20
                 (Alternative Minimum Tax)

   13,185,000   Washoe County, Nevada, Hospital Refunding Revenue Bonds                  6/04 at 102         AAA          13,056,842
                 (Washoe Medical Center, Inc. Project), Series 1994A, 6.000%, 6/01/19


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 0.5%

    3,750,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,    7/04 at 102         AAA           4,053,825
                 Monmouth Medical Center Issue, Series C, 6.250%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 2.6%

    5,000,000   City of Albuquerque, New Mexico, Airport Revenue Bonds,                  7/00 at 105         AAA           5,293,100
                 Series 1995A, 6.600%, 7/01/16 (Alternative Minimum Tax)

    6,000,000   City of Farmington, New Mexico, Pollution Control Refunding Revenue      4/01 at 102          A+           6,286,620
                 Bonds (Southern California Edison Company, Four Corners Project),
                 1991 Series A, 7.200%, 4/01/21

    3,850,000   New Mexico Mortgage Finance Authority, Multifamily Housing               1/01 at 102         AAA           4,000,959
                 Refunding Revenue Bonds, 1990 Series A Tax-Exempt (Fannie Mae
                 Collateralized), 7.625%, 1/01/24

    5,750,000   City of Santa Fe, New Mexico, Revenue Bonds, Series 1994A,               6/04 at 100         AAA           6,134,043
                 6.300%, 6/01/24 (Pre-refunded to 6/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                New York - 10.5%

                The City of New York, General Obligation Bonds, Fiscal 1991 Series A:
    2,000,000    8.000%, 3/15/11                                                     3/00 at 101 1/2         AAA           2,058,240
    6,000,000    7.250%, 3/15/19                                                     3/00 at 101 1/2         AAA           6,152,340

   17,700,000   New York City Housing Development Corporation, Multi-Unit Mortgage       6/01 at 102         AAA          18,655,092
                 Refunding Bonds (FHA-Insured Mortgage Loans), 1991 Series A,
                 7.250%, 6/01/19

   10,335,000   New York City Municipal Water Finance Authority, Water and Sewer         6/05 at 101         AAA          11,042,431
                 System Revenue Bonds, Fiscal 1996 Series A, 6.000%, 6/15/25
                 (Pre-refunded to 6/15/05)

    5,250,000   Dormitory Authority of the State of New York, Lease Revenue Bonds        7/09 at 101         AAA           4,877,460
                 (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29

   10,000,000   Dormitory Authority of the State of New York, the New York Hospital      8/09 at 101         AAA           9,258,000
                 Medical Center of Queens, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1999, 5.600%, 2/15/39

    7,000,000   New York State Energy Research and Development Authority, Facilities     7/05 at 102          A+           6,941,410
                 Refunding Revenue Bonds, Series 1995 A (Consolidated Edison
                 Company of New York, Inc. Project), 6.100%, 8/15/20

   11,950,000   New York State Finance Agency, Housing Project Mortgage Revenue          5/06 at 102         AAA          12,087,903
                 Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

    4,200,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue           10/09 at 100         AAA           3,981,768
                 Bonds, Series 82, 5.550%, 10/01/19 (Alternative Minimum Tax)

   12,000,000   New York State Medical Care Facilities Finance Agency, New York          2/05 at 102         AAA          13,347,240
                 Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.900%, 8/15/34 (Pre-refunded to 2/15/05)


------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 2.5%

   21,075,000   Mercer County, North Dakota, Pollution Control Refunding Revenue         1/05 at 102         AAA          21,176,160
                 Bonds, Second 1995 Series (Basin Electric Power Cooperative-
                 Antelope Valley Unit 1 and Common Facilities), 6.050%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.3%

    1,015,000   Oklahoma Housing Finance Agency, Single Family Mortgage Revenue          3/01 at 102         AAA           1,045,074
                  Bonds, 1991 Series A, 7.200%, 3/01/11


    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma (continued)

$   9,900,000   Pottawatomie County Development Authority, Water Revenue Bonds,          7/00 at 102         AAA         $10,321,938
                 Series 1990 (North Deer Creek Reservoir Project), 7.375%, 7/01/26
                 (Pre-refunded to 7/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 1.1%

   10,000,000   Oregon Health Sciences University, Insured Revenue Bonds,                7/06 at 102         AAA           8,933,300
                 1995 Series B, 5.250%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 4.6%

    7,000,000   County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds,      1/08 at 101         AAA           6,376,300
                 Series 1997A (Pittsburgh International Airport), 5.250%, 1/01/16
                 (Alternative Minimum Tax)

    7,250,000   Lehigh County Industrial Development Authority, Pollution Control        8/05 at 102         AAA           7,278,855
                 Revenue Refunding Bonds, 1995 Series A (Pennsylvania Power
                 and Light Company Project), 6.150%, 8/01/29

    5,650,000   Commonwealth of Pennsylvania, General Obligation Bonds,                  8/08 at 101         AAA           4,998,216
                 Second Series of 1998, 5.000%, 8/01/18

   14,190,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue              8/01 at 102         AAA          15,119,445
                 Bonds, Sixteenth Series, 7.000%, 8/01/21 (Pre-refunded to 8/01/01)

    5,000,000   Health Care Facilities Authority of Sayre, Pennsylvania, Series          3/01 at 102         AAA           5,239,300
                 Revenue Bonds, Guthrie Healthcare System, Series 1991A,
                 7.100%, 3/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 2.2%

   12,500,000   Rhode Island Depositors Economic Protection Corporation, Special         8/01 at 102         AAA          13,421,250
                 Obligation Bonds, 1991 Series A, 7.500%, 8/01/14
                 (Pre-refunded to 8/01/01)

    5,050,000   Rhode Island Port Authority and Economic Development Corporation,        7/04 at 102         AAA           5,261,696
                 Airport Revenue Bonds, 1994 Series A, 6.625%, 7/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.6%

    5,170,000   The Health, Educational and Housing Facilities Board of the County       2/03 at 102         AAA           5,175,325
                 of Sullivan, Tennessee, Hospital Revenue Bonds, Series 1993
                 (Holston Valley Health Care, Inc.), 5.750%, 2/15/13


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.3%

    8,000,000   Abilene Health Facilities Development Corporation (Texas),               9/05 at 102         AAA           8,010,480
                 Hospital Revenue Refunding and Improvement Bonds (Hendrick
                 Medical Center Project), Series 1995C, 6.150%, 9/01/25

                Brazos River Authority (Texas), Revenue Refunding Bonds (Houston
                Industries Incorporated Project), Series 1998C:
    1,750,000    5.125%, 5/01/19 (Optional put 5/01/08)                                  5/08 at 102         AAA           1,534,663
    2,000,000    5.125%, 11/01/20 (Optional put 11/01/08)                               11/08 at 102         AAA           1,744,300

                Harris County Hospital District, Refunding Revenue Bonds, Series
                1990:
    3,000,000    7.500%, 2/15/03                                                        No Opt. Call         AAA           3,150,930
    5,000,000    7.400%, 2/15/10                                                        No Opt. Call         AAA           5,690,050

   10,000,000   City of Houston (Texas), Airport System Subordinate Lien Revenue         7/08 at 100         AAA           8,488,100
                 Bonds, Series 1998B, 5.000%, 7/01/28 (Alternative Minimum Tax)

    7,450,000   Matagorda County Navigation District Number One (Texas), Pollution       7/00 at 102         AAA           7,460,654
                 Control Revenue Refunding Bonds (Central Power and Light
                 Company Project), Series 1995, 6.100%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.9%

   10,770,000   Intermountain Power Agency (Utah), Power Supply Revenue Refunding        7/03 at 100          A+           9,181,748
                 Bonds, 1993 Series A, 5.000%, 7/01/23

    6,000,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC              5/00 at 100         AAA           6,796,380
                 Hospitals, Inc.), Series 1988 A, 8.000%, 5/15/07


------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.1%

    1,230,000   Vermont Housing Finance Agency, Single Family Housing Bonds,         6/07 at 101 1/2         AAA           1,220,910
                 Series 9, 6.000%, 5/01/37 (Alternative Minimum Tax)


                 Portfolio of Investments
                 Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)
                 October 31, 1999

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Washington - 1.0%

                Public Utility District No. 1 of Chelan County, Washington,
                Chelan Hydro Consolidated System Revenue Bonds, Series 1998A:
$   8,800,000    5.250%, 7/01/33 (Alternative Minimum Tax)                               7/08 at 102         AAA         $ 7,637,605
    1,350,000    5.250%, 7/01/33 (Alternative Minimum Tax) (Optional put 7/01/30)        7/08 at 102         AAA           1,167,395
------------------------------------------------------------------------------------------------------------------------------------

$ 865,401,000   Total Investments - (cost $800,795,956) - 94.7%                                                          801,017,267
=============

                Short-Term Investments - 2.6%

    4,075,000   Allegheny County Industrial Development Authority, Variable Rate                          VMIG-1           4,075,000
                 Demand Bonds (Longwood at Oakmont, Inc. Project), Series 1997C,
                 3.500%, 7/01/27+

    7,900,000   California Health Facilities Financing Authority, Insured Revenue                         VMIG-1           7,900,000
                 Bonds, (Sutter/CHS), Series 1996C, Variable Rate Demand Bonds,
                 3.500%, 7/01/22+

   10,000,000   Harris County Health Facilities Development Corporation, Unit                               A-1+          10,000,000
                 Priced Demand Adjustable Revenue Bonds (St. Luke's Episcopal
                 Hospital), Series 1997A, Variable Rate Demand Bonds, 3.650%, 2/15/27+
------------------------------------------------------------------------------------------------------------------------------------
$  21,975,000   Total Short-Term Investments - (cost $21,975,000)                                                         21,975,000
=============
                Other Assets Less Liabilities - 2.7%                                                                      22,796,820
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $845,789,087
                ====================================================================================================================


                    All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Portfolio of Investments
                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) October 31, 1999

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 4.7%

$   3,850,000   Alabama Housing Finance Authority, Multifamily Housing                   7/05 at 103         Aaa         $ 4,013,317
                 Revenue Refunding Bonds (GNMA Collateralized - Royal Hills),
                 1995 Series F, 6.500%, 7/20/30

   11,000,000   The Special Care Facilities Financing Authority of the City of           5/05 at 102         AAA          10,702,120
                 Birmingham, Alabama, Baptist Medical Centers Revenue Bonds,
                 Series 1995-B (Baptist Health System, Inc.), 5.875%, 11/15/20

                The Special Care Facilities Financing Authority of the City of
                Birmingham, Alabama, Baptist Medical Centers Revenue Bonds,
                Series 1996-A (Baptist Health System, Inc.):
    7,465,000    5.875%, 11/15/19                                                       11/06 at 102         AAA           7,267,775
    8,500,000    5.875%, 11/15/26                                                       11/06 at 102         AAA           8,253,415

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 1999-A:
   48,355,000    5.000%, 2/01/33                                                         2/09 at 101         AAA          40,425,747
   14,250,000    5.125%, 2/01/39                                                         2/09 at 101         AAA          12,049,943

    4,250,000   County Board of Education, Shelby County, Alabama, Capital Outlay        2/05 at 102         AAA           4,254,505
                 Refunding School Warrants, Series 1995, 5.875%, 2/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 3.0%

    4,000,000   Alaska Energy Authority, Power Revenue Bonds, Second Series              7/00 at 102         AAA           4,148,440
                 (Bradley Lake Hydroelectric Project), 7.250%, 7/01/21

   15,000,000   Alaska State Housing Finance Corporation, General Mortgage Revenue       6/09 at 100         AAA          14,799,150
                 Bonds, 1999 Series A, 6.050%, 6/01/39

   15,950,000   Alaska State Housing Finance Corporation, Governmental Purpose          12/05 at 102         AAA          15,344,219
                 Bonds, 1995 Series A, 5.875%, 12/01/30

   20,520,000   Alaska State Housing Finance Corporation, Collateralized Bonds,         12/09 at 100         AAA          20,019,722
                 1999A First Series (Veterans Mortgage Program), 6.250%, 6/01/39
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.6%

   10,725,000   The Industrial Development Authority of the County of Pima (Arizona),    1/02 at 103         AAA          11,538,599
                 Industrial Development Lease Obligation Refunding Revenue Bonds,
                 1988 Series A (Irvington Project), 7.250%, 7/15/10


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.8%

   10,100,000   Arkansas Development Finance Authority, Single Family Mortgage           9/01 at 102         AAA          10,494,102
                 Revenue Bonds, 1990 Series A (GNMA-Backed Securities Program),
                 7.400%, 9/01/23 (Alternative Minimum Tax)

                City of Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 1999:
    1,215,000    5.300%, 10/01/12                                                       10/09 at 100         AAA           1,188,173
    1,440,000    5.400%, 10/01/13                                                       10/09 at 100         AAA           1,406,218
    1,575,000    5.450%, 10/01/14                                                       10/09 at 100         AAA           1,529,703


------------------------------------------------------------------------------------------------------------------------------------
                California - 10.2%

    6,135,000   California Housing Finance Agency, Housing Revenue Bonds (Insured),      8/04 at 102         AAA           6,238,866
                 1994 Series C, 6.250%, 8/01/25

    5,000,000   California Housing Finance Agency, Multifamily Housing Revenue       8/08 at 101 1/2         AAA           4,484,800
                 Bonds III, 1998 Series B, 5.500%, 8/01/39 (Alternative Minimum Tax)

                California Health Facilities Financing Authority, Insured Health
                Facility Revenue Bonds, 1991 Series D (Catholic Healthcare
                West):
    9,000,000    6.500%, 7/01/16 (Pre-refunded to 7/01/01)                               7/01 at 102         AAA           9,538,110
   14,000,000    6.650%, 7/01/21 (Pre-refunded to 7/01/01)                               7/01 at 102         AAA          14,870,660

   18,655,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,     2/09 at 69 21/32         AAA           7,076,401
                 1999 Series B, 0.000%, 2/01/16

                California Rural Home Mortgage Finance Authority, Single Family
                Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                1996 Series A:
    2,765,000    7.550%, 11/01/26 (Alternative Minimum Tax)                             No Opt. Call         AAA           3,012,550
    2,270,000    7.750%, 5/01/27 (Alternative Minimum Tax)                              No Opt. Call         AAA           2,495,547


              Portfolio of Investments
              Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
              October 31, 1999

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$   6,000,000   California Statewide Communities Development Authority,                  7/06 at 102         AAA         $ 5,798,220
                 Certificates of Participation, Huntington Memorial Hospital,
                 5.800%, 7/01/26

    3,100,000   Campbell Union School District, Santa Clara County, California,          8/04 at 102         AAA           3,393,136
                 1994 General Obligation Bonds, Series A, 6.250%, 8/01/19
                 (Pre-refunded to 8/01/04)

    8,200,000   Castaic Lake Water Agency (California), Refunding Revenue                8/04 at 102         AAA           8,386,550
                 Certificates of Participation (Water System Improvement Projects),
                 Series 1994A, 6.300%, 8/01/20

   11,750,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties,  6/03 at 102         AAA          10,356,920
                 California), Water System Subordinated Revenue Refunding Bonds,
                 Series 1993A, 5.000%, 6/01/21

    5,500,000   Fallbrook Union High School District (San Diego County, California),     9/04 at 102         AAA           6,026,570
                 1994 General Obligation Bonds, Series A, 6.250%, 9/01/19
                 (Pre-refunded to 9/01/04)

    9,000,000   County of Orange, California, Refunding Recovery Bonds,                  6/05 at 102         AAA           9,040,590
                 1995 Series A, 5.750%, 6/01/15

   12,500,000   County of Orange, California, 1996 Recovery Certificates of              7/06 at 102         AAA          12,519,625
                 Participation, Series A, 6.000%, 7/01/26

    6,500,000   City of Salinas, California, Housing Facility Refunding Revenue Bonds,   7/04 at 102         AAA           6,778,070
                 Series 1994A (GNMA Collateralized Villa Serra Project), 6.600%, 7/20/30

   18,000,000   Airports Commission, City and County of San Francisco, California,       5/06 at 101         AAA          16,556,400
                 San Francisco International Airport, Second Series Revenue Bond,
                 Issue 13B, 5.500%, 5/01/26 (Alternative Minimum Tax)

    8,500,000   Airports Commission, City and County of San Francisco, California,       5/05 at 101         AAA           8,592,565
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)

   37,395,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding    1/07 at 102         AAA          33,192,924
                 Revenue Bonds, Series 1997A, 5.250%, 1/15/30

   11,000,000   Santa Ana Financing Authority, Police Administration and Housing        No Opt. Call         AAA          11,651,640
                 Facility Lease Revenue Bonds, Series 1994A, 6.250%, 7/01/24

    5,500,000   Santa Clara County Financing Authority, Lease Revenue Bonds             11/04 at 102         AAA           6,165,885
                 (VMC Facility Replacement Project), 1994 Series A, 6.750%, 11/15/20
                 (Pre-refunded to 11/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 0.8%

                Board of Water Commissioners, City and County of Denver,
                Colorado, Certificates of Participation, Series 1991:
    8,390,000    6.625%, 11/15/11 (Pre-refunded to 11/15/01)                            11/01 at 101         AAA           8,864,035
    5,760,000    6.625%, 11/15/11                                                       11/01 at 101         AAA           6,036,307


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.2%

    2,500,000   State of Connecticut, Health and Educational Facilities Authority,       7/04 at 101         AAA           2,762,475
                 Revenue Bonds, Choate Rosemary Hall Issue, Series A,
                 7.000%, 7/01/25 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.8%

    6,000,000   District of Columbia, Hospital Improvement and Refunding Revenue         7/02 at 102         AAA           6,024,720
                 Bonds (Children's Hospital Issue), Series 1992A, 6.250%, 7/15/19

    4,495,000   District of Columbia Housing Finance Agency, Collateralized Single       6/00 at 102         AAA           4,605,667
                 Family Mortgage Revenue Bonds, Series 1988C, 7.850%, 12/01/22
                 (Alternative Minimum Tax)

    4,820,000   District of Columbia Housing Finance Agency, Collateralized Single      12/01 at 102         AAA           4,961,949
                 Family Mortgage Revenue Bonds, Series 1990B, 7.100%, 12/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.6%

    1,374,000   Housing Finance Authority of Dade County (Florida), Single Family       12/01 at 102         AAA           1,418,449
                 Mortgage Revenue Refunding Bonds, 1991 Series D, 6.950%, 12/15/12

    2,745,000   Escambia County Housing Finance Authority (Florida), Single Family       4/05 at 102         AAA           2,849,310
                 Mortgage Revenue Bonds (Multi-County Program), Series 1995,
                 6.950%, 10/01/27 (Alternative Minimum Tax)

    6,425,000   Florida Housing Finance Agency, Home Ownership Revenue Refunding        No Opt. Call         AAA           6,801,891
                 Bonds, 1987 Series G1, 8.595%, 11/01/17

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                Georgia - 0.8%

$   6,760,000   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,           5/09 at 101         AAA         $ 5,645,006
                 Series 1999A, 5.000%, 11/01/38

    5,000,000   The Hospital Authority of Hall County and the City of Gainesville,      10/05 at 102         AAA           4,973,200
                 Revenue Anticipation Certificates (Northeast Georgia Healthcare
                 Project), Series 1995, 6.000%, 10/01/20

    5,000,000   The Glynn-Brunswick Memorial Hospital Authority, Revenue                 8/06 at 102         AAA           4,789,300
                 Anticipation Certificates (Southeast Georgia Health Systems Project),
                 Series 1996, 5.250%, 8/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 1.3%

   24,250,000   Department of Budget and Finance of the State of Hawaii, Special         5/06 at 101         AAA          24,314,748
                 Purpose Revenue Bonds (Hawaii Electric Company, Inc. and
                 Subsidiaries Project), Series 1996A, 6.200%, 5/01/26 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.5%

                Idaho Housing Agency, Single Family Mortgage Bonds, 1994 Series B:
    2,735,000    6.750%, 7/01/22                                                        No Opt. Call         Aa1           2,848,393
    2,615,000    6.900%, 7/01/26 (Alternative Minimum Tax)                              No Opt. Call         Aa1           2,753,229

    3,885,000   Idaho Housing Agency, Single Family Mortgage Bonds, 1995 Series B,       1/05 at 102         Aaa           3,975,715
                 6.600%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.2%

    4,055,000   Central Lake County Joint Action Water Agency, Lake County, Illinois,    2/03 at 102         Aa2           4,059,055
                 General Obligation Water Refunding Bonds, Series 1992, 6.000%, 2/01/19

   10,000,000   City of Chicago (Illinois), General Obligation Adjustable Rate Bonds, 7/02 at 101 1/2        AAA          10,743,300
                 Central Public Library Project, Series C of 1988, 6.850%, 1/01/17
                 (Pre-refunded to 7/01/02)

                City of Chicago (Illinois), Chicago Midway Airport Revenue Bonds,
                Series 1998A:
   30,000,000    5.125%, 1/01/31 (Alternative Minimum Tax)                               1/09 at 101         AAA          25,372,200
   12,750,000    5.125%, 1/01/35 (Alternative Minimum Tax)                               1/09 at 101         AAA          10,647,015

   10,500,000   City of Chicago (Illinois), Chicago Midway Airport Revenue Bonds,        1/09 at 101         AAA           8,763,510
                 Series 1998B, 5.000%, 1/01/31

                The County of Cook, Illinois, General Obligation Bonds, Series 1991:
   18,430,000    6.750%, 11/01/18 (Pre-refunded to 11/01/01)                            11/01 at 102         AAA          19,665,916
   26,475,000    6.250%, 11/01/21 (Pre-refunded to 11/01/01)                            11/01 at 102         AAA          27,998,107

                Board of Governors of State Colleges and Universities, Eastern
                Illinois University, Auxiliary Facilities System Revenue Bonds,
                Series 1989:
   12,355,000    0.000%, 10/01/09                                                   10/04 at 74 1/16         AAA           7,204,818
   16,470,000    0.000%, 4/01/16 (Pre-refunded to 10/01/04)                         10/04 at 47 1/16         AAA           6,102,794

    1,615,000   Illinois Housing Development Authority, Residential Mortgage Revenue     2/00 at 102         Aa1           1,631,974
                 Bonds, 1989 Series A, 7.400%, 2/01/20 (Alternative Minimum Tax)

   20,000,000   Illinois Health Facilities Authority, Brokaw-Mennonite Association,      8/02 at 102         AAA          20,083,800
                 Revenue Refunding Bonds, Series 1992 (BroMenn Healthcare),
                 6.250%, 8/15/18

    3,615,000   State of Illinois, Civic Center Bonds (Dedicated Tax Revenue),          12/00 at 102         AAA           3,797,015
                 Series 1990-A, 7.000%, 12/15/10

                State of Illinois Department of Central Management Services, Illinois
                Student Assistance Commission:
    2,965,000    6.875%, 7/01/07 (Pre-refunded to 7/01/02)                               7/02 at 102         AAA           3,200,273
    6,085,000    6.950%, 7/01/13 (Pre-refunded to 7/01/02)                               7/02 at 102         AAA           6,578,250

    4,560,000   County of Macon, Illinois, Revenue Bonds, Millikin University,          10/05 at 100         AAA           4,903,186
                 Series 1995, 6.250%, 10/01/16

    5,000,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry     6/04 at 102         AAA           5,495,950
                 and Will Counties, Illinois, General Obligation Bonds, Series 1994D,
                 6.750%, 6/01/25 (Pre-refunded to 6/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 4.5%

    5,000,000   Brownsburg School Building Corporation (Hendricks County, Indiana),      2/10 at 101         AAA           4,653,000
                 First Mortgage Bonds, Series 1999, 5.550%, 2/01/24

   10,500,000   Hospital Authority of the City of Fort Wayne, Indiana, Revenue Bonds,   11/02 at 102       A+***          11,258,835
                 Series 1992 (Parkview Memorial Hospital, Inc. Project),
                 6.400%, 11/15/22 (Pre-refunded to 11/15/02)

   10,000,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding  5/06 at 102         AAA           9,537,800
                 and Improvement Bonds, Series 1995 (Community Hospitals Projects),
                 5.700%, 5/15/22


               Portfolio of Investments
               Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
               October 31, 1999
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana (continued)

$   1,160,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue        7/00 at 102         Aaa         $ 1,195,624
                 Bonds (GNMA Collateralized Home Mortgage Program),
                 1990 Series B, 7.800%, 1/01/22 (Alternative Minimum Tax)

      430,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue        7/00 at 102         Aaa             449,286
                 Bonds (GNMA Collateralized Home Mortgage Program),
                 1990 Series D, 7.800%, 1/01/22 (Alternative Minimum Tax)

   20,000,000   Indianapolis (Indiana), Local Public Improvement Bond Bank,             No Opt. Call         AAA           3,423,800
                 Series 1999E, 0.000%, 2/01/28

   12,250,000   City of Lawrenceburg, Indiana, Pollution Control Revenue Refunding       4/02 at 102         AAA          13,049,558
                 Bonds (Indiana Michigan Power Company Project), Series D,
                 7.000%, 4/01/15

   12,950,000   Marion County Convention and Recreational Facilities Authority           6/01 at 102         AAA          13,742,411
                 (Indiana), Excise Taxes Lease Rental Revenue Bonds, Series 1991B,
                 7.000%, 6/01/21 (Pre-refunded to 6/01/01)

    9,545,000   New Prairie School Building Corporation (LaPorte and St. Joseph          7/04 at 102         AAA          10,697,559
                 Counties, Indiana), First Mortgage Revenue Bonds, Series 1994,
                 7.200%, 7/15/21 (Pre-refunded to 7/15/04)

   14,000,000   Holy Cross Health System Corporation, Indiana Hospital Revenue          12/01 at 102         AAA          15,024,800
                 Bonds, Hospital Authority of Marshall County, Series1991
                 (Holy Cross Parkview Hospital, Inc.), 7.000%, 12/01/12
                 (Pre-refunded to 12/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.3%

    5,000,000   City of Davenport, Iowa, Hospital Facility Revenue Bonds                 7/02 at 102         AAA           5,317,500
                 (Mercy Hospital Project), Series 1992, 6.250%, 7/01/22
                 (Pre-refunded to 7/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.3%

    1,550,000   Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized               6/01 at 103         Aaa           1,606,451
                 Mortgage Revenue Bonds, Senior 1991 Series A, 7.300%, 12/01/12

    5,000,000   University of Kansas Hospital Authority, Health Facilities Revenue       9/09 at 100         AAA           4,736,000
                 Bonds (KU Health System), Series 1999A, 5.650%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.3%

   10,000,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds (Louisville   3/02 at 102         AAA          10,714,900
                 and Jefferson County Metropolitan Sewer District, Sewer and
                 Drainage System Revenue Project), Series 1991-G,
                 6.800%, 3/01/19 (Pre-refunded to 3/01/02)

   53,000,000   Jefferson County, Kentucky, Capital Projects Corporation Lease Revenue 2/01 at 24 11/16      AAA          12,359,600
                 Bonds, Series 1989B, 0.000%, 8/15/19 (Pre-refunded to 2/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.8%

   13,500,000   Parish of De Soto, State of Louisiana, Pollution Control Revenue         9/09 at 102         AAA          13,110,660
                 Refunding Bonds (Cleco Utility Group, Inc. Project), Series 1999,
                 5.875%, 9/01/29

   15,650,000   Louisiana Public Facilities Authority, Hospital Revenue Refunding        5/02 at 102         AAA          16,825,002
                 Bonds (Southern Baptist Hospital Project), Series 1992,
                 6.800%, 5/15/12 (Pre-refunded to 5/15/02)

    5,340,000   City of New Orleans, Louisiana, Public Improvement Bonds,                9/02 at 100         AAA           5,704,081
                 Issue of 1992, 7.000%, 9/01/19 (Pre-refunded to 9/01/02)

    8,700,000   Orleans Levee District (A Political Subdivision of the State of Louisiana), 12/05 at 103     AAA           8,763,162
                 Public Improvement Bonds, Series 1986, 5.950%, 11/01/15

    3,000,000   Parish of St. Charles, State of Louisiana, Pollution Control Revenue     6/01 at 102         AAA           3,177,180
                 Bonds (Louisiana Power and Light Company Project), Series 1991,
                 7.500%, 6/01/21 (Alternative Minimum Tax)

    3,500,000   Hospital Service District No. 1 of the Parish of Tangipahoa,             2/04 at 102         AAA           3,518,445
                 State of Louisiana, Hospital Revenue Bonds, Series 1994,
                 6.250%, 2/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.5%

    8,520,000   Maine Health and Higher Educational Facilities Authority, Revenue        7/01 at 102         AAA           8,713,489
                 Bonds, Series 1991, 6.375%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 6.5%

    6,000,000   Massachusetts Health and Educational Facilities Authority, Revenue       7/01 at 102         AAA           6,357,600
                 Bonds, Brigham and Women's Hospital Issue, Series D,
                 6.750%, 7/01/24 (Pre-refunded to 7/01/01)

   10,500,000   Massachusetts Health and Educational Facilities Authority, Revenue       7/02 at 102         AAA          10,959,480
                 Bonds, New England Medical Center Hospitals Issue, Series F,
                 6.625%, 7/01/25

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                Massachusetts (continued)

$   5,850,000   Massachusetts Health and Educational Facilities Authority, Revenue       7/02 at 102         AAA         $ 6,052,352
                 Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22

    8,400,000   Massachusetts Health and Educational Facilities Authority, Revenue      10/05 at 102         AAA           8,534,316
                 Bonds, Berkshire Health Systems Issue, Series D, 6.000%, 10/01/13

    6,685,000   Massachusetts Health and Educational Facilities Authority, Revenue       7/08 at 102         AAA           5,794,357
                 Bonds, Caregroup Issue, Series A, 5.000%, 7/01/18

   20,000,000   Massachusetts Health and Educational Facilities Authority, Revenue       7/08 at 101         AAA          16,771,600
                 Bonds, Boston Medical Center Issue, Series A, 5.000%, 7/01/29

    6,745,000   Massachusetts Housing Finance Agency, Housing Development                6/08 at 101         AAA           6,298,818
                 Bonds, 1998 Series A, 5.375%, 6/01/16 (Alternative Minimum Tax)

   12,990,000   Massachusetts Housing Finance Agency, Single Family Housing              6/01 at 102          Aa          13,342,938
                 Revenue Bonds, Series 17, 7.150%, 12/01/24 (Alternative Minimum Tax)

    4,865,000   Massachusetts Housing Finance Agency, Housing Revenue Refunding         12/05 at 102         AAA           4,911,023
                 Bonds, 1995 Series A, 6.100%, 12/01/16

   47,350,000   Massachusetts Turnpike Authority, Metropolitan Highway System            1/07 at 102         AAA          39,465,278
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 5.5%

                Cheboygan Area Schools, Counties of Cheboygan and Presque Isle,
                State of Michigan, 1996 School Building and State Bonds (General
                Obligation - Unlimited Tax):
    3,180,000    5.700%, 5/01/16 (Pre-refunded to 5/01/07)                               5/07 at 100         AAA           3,335,120
    2,750,000    5.700%, 5/01/16                                                         5/07 at 100         AAA           2,709,850

   11,245,000   The Economic Development Corporation of the City of Detroit,             5/01 at 102         AAA          11,794,431
                 Resource Recovery Revenue Bonds, Series 1991A, 6.875%, 5/01/09
                 (Alternative Minimum Tax)

   20,300,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,         7/01 at 102         AAA          21,462,378
                 Series 1991, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

   13,500,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue       7/04 at 102         AAA          11,704,500
                 Refunding Bonds, Series 1993, 5.000%, 7/01/23

   18,700,000   City of Detroit, Michigan, Water Supply System Revenue Senior Lien       7/07 at 101         AAA          16,021,038
                 Bonds, Series 1997-A, 5.000%, 7/01/27

    8,000,000   Gaylord Community Schools, Counties of Otsego and Antrim,             5/07 at 37 3/4         AAA           2,046,640
                 State of Michigan, 1992 School Building and Site Refunding Bonds,
                 0.000%, 5/01/21 (Pre-refunded to 5/01/07)

    8,500,000   County of Jackson Hospital Finance Authority, Hospital Revenue           6/03 at 102         AAA           7,577,835
                 Refunding Bonds (W. A. Foote Memorial Hospital, Jackson Michigan),
                 Series 1993A, 5.250%, 6/01/23

    1,515,000   Michigan State Housing Development Authority, Rental Housing             1/02 at 102         AA-           1,593,886
                 Revenue Bonds, 1991 Series A, 7.150%, 4/01/10
                 (Alternative Minimum Tax)

   10,000,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue           12/01 at 102         AAA          10,549,200
                 Bonds (The Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1991DD, 6.875%, 12/01/21

   27,000,000   Okemos Public School, County of Ingham, State of Michigan,          5/06 at 34 17/32         AAA           6,704,100
                 1991 School Building and Site Bonds, Series I, 0.000%, 5/01/21
                 (Pre-refunded to 5/01/06)

    6,125,000   Western Townships Utilities Authority, Sewage Disposal System            1/02 at 100         AAA           6,299,318
                 Refunding Bonds, Series 1991, 6.500%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.6%

    5,430,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,          1/04 at 102          AA           5,566,890
                 1994 Series M, 6.700%, 7/01/26 (Alternative Minimum Tax)

    4,785,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,          7/02 at 102         AA+           4,914,769
                 1992 Series E, 6.850%, 1/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.2%

    4,295,000   Missouri Housing Development Commission, Single Family Mortgage          1/02 at 102         AAA           4,438,539
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1991 Series C, 6.900%, 7/01/18


              Portfolio of Investments
              Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
              October 31, 1999

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                Montana - 1.5%

$  26,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control Revenue      3/02 at 102         AAA         $27,484,860
                 Refunding Bonds (Puget Sound Power and Light Company
                 Colstrip Project), Series 1992, 6.800%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.1%

    2,000,000   Hospital Authority No.1 of Lancaster County, Nebraska, Hospital          6/08 at 101         AAA           1,833,660
                 Revenue Bonds, Series 1997B (Bryan Memorial Hospital Project),
                 5.375%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.8%

   29,775,000   Clark County, Nevada, Industrial Development Revenue Bonds               6/00 at 102         AAA          30,911,810
                 (Nevada Power Company Project), Series 1990, 7.800%, 6/01/20
                 (Alternative Minimum Tax)

   11,000,000   Clark County, Nevada, Las Vegas-McCarran International Airport           7/02 at 102         AAA          11,635,690
                 Passenger Facility Charge Revenue Bonds, 1992 Series A,
                 6.000%, 7/01/22 (Pre-refunded to 7/01/02)

    5,005,000   Nevada Housing Division, Single Family Program Bonds,                    4/04 at 102         Aa2           5,122,317
                 1994 Issue B-1 Senior Bonds, 6.700%, 10/01/17

    3,865,000   Nevada Housing Division, Single Family Mortgage Bonds,                   4/04 at 102         Aa2           3,999,889
                 1994 Series B-2 Senior Bonds, 6.950%, 10/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.3%

    4,950,000   New Hampshire Higher Educational and Health Facilities Authority,        1/03 at 102         AAA           5,046,971
                 Hospital Revenue Bonds, Lakes Region Hospital Association Issue,
                 Series 1993, 5.750%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                New York - 4.6%

                Long Island Power Authority (New York), Electric System General
                Revenue Bonds, Series 1998A:
   11,095,000    5.000%, 12/01/18                                                        6/08 at 101         AAA           9,700,691
    8,685,000    5.300%, 12/01/19                                                        6/08 at 101         AAA           7,926,365
    5,000,000    5.250%, 12/01/26                                                        6/08 at 101         AAA           4,467,050

    8,265,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C, 8/02 at 101 1/2        AAA           8,774,785
                 Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10 (Pre-refunded to 8/01/02)

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series H,    8/08 at 101         AAA           8,724,400
                 5.125%, 8/01/25

   10,000,000   New York City Municipal Water Finance Authority, Water and Sewer         6/06 at 101         AAA           9,675,300
                 System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

                Dormitory Authority of the State of New York, City University
                System Consolidated Third General Resolution Revenue Bonds, 1994
                Series 2:
    3,000,000    6.250%, 7/01/19 (Pre-refunded to 7/01/04)                               7/04 at 100         AAA           3,199,920
    6,400,000    6.750%, 7/01/24 (Pre-refunded to 7/01/04)                               7/04 at 102         AAA           7,062,720

    9,000,000   Dormitory Authority of the State of New York, The New York Hospital      8/09 at 101         AAA           8,713,350
                 Medical Center of Queens, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1999, 5.250%, 8/01/19

   15,600,000   Port of Authority of New York and New Jersey, Consolidated Revenue       1/05 at 101         AAA          16,450,356
                 Bonds, Ninety-Seventh Series, 6.650%, 1/15/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.6%

   45,000,000   City of Charlotte, North Carolina, Certificates of Participation,       12/01 at 102         AAA          48,127,950
                 Series 1991 (Convention Facility Project), 6.750%, 12/01/21
                 (Pre-refunded to 12/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 4.2%

    5,000,000   Avon Lake City School District, Lorain County, Ohio, School Building    12/09 at 102         AAA           4,708,400
                 Construction Bonds, Series 1999 (General Obligation-Unlimited Tax),
                 5.500%, 12/01/26

   12,550,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage           1/02 at 102         AAA          13,332,493
                 Revenue Bonds, Series F, 6.500%, 1/01/21 (Pre-refunded to 1/01/02)

    9,000,000   County of Lucas, Ohio, Hospital Improvement Revenue Bonds,               8/02 at 102         AAA           9,547,290
                 Series 1992 (St. Vincent Medical Center), 6.625%, 8/15/22

   21,100,000   County of Lucas, Ohio, Hospital Revenue Bonds, Series 1999              11/09 at 101         AAA          18,658,519
                 (ProMedica Healthcare Obligated Group), 5.375%, 11/15/39

    8,880,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds          3/05 at 102         AAA           9,162,118
                 (GNMA Mortgage-Backed Securities Program), 1995 Series A-2,
                 6.625%, 3/01/26 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                Ohio (continued)

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding, Limited Partnership Project),
                Series 1994:
$  13,750,000    6.375%, 1/01/29 (Alternative Minimum Tax)                              10/04 at 102         AAA         $13,909,913
    8,000,000    6.375%, 4/01/29 (Alternative Minimum Tax)                              10/04 at 102         AAA           8,093,040


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.8%

      510,000   Oklahoma Housing Finance Agency, Single Family Mortgage Revenue          3/01 at 102         AAA             524,351
                 Bonds, 1991 Series A, 7.150%, 3/01/07

   28,640,000   Oklahoma Housing Finance Agency, GNMA Collateralized Single Family      No Opt. Call         AAA          30,876,784
                 Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                 (Alternative Minimum Tax)

    1,135,000   Tulsa County Home Finance Authority, GNMA Collateralized Mortgage       12/01 at 102         AAA           1,167,609
                 Revenue Bonds, Series 1991C, 7.100%, 6/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.3%

    4,910,000   State of Oregon Housing and Community Services Department,               7/05 at 102         Aa2           5,037,709
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 1995 Series A, 6.450%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 5.7%

   14,700,000   County of Allegheny (Pennsylvania), Airport Revenue Bonds,               1/02 at 102         AAA          15,229,641
                 Series 1992A and 1992B (Greater Pittsburgh International Airport),
                 6.625%, 1/01/22 (Alternative Minimum Tax)

    7,000,000   Beaver County (Pennsylvania), Industrial Development Authority,          9/01 at 102         AAA           7,403,340
                 Pollution Control Revenue Refunding Bonds, 1991 Series A,
                 Pennsylvania Power Company, Mansfield Project, 7.150%, 9/01/21

   24,800,000   Butler County Hospital Authority (Butler County, Pennsylvania), Hospital 6/01 at 102         AAA          26,313,792
                 Revenue Bonds, Series 1991 A (North Hills Passavant Hospital),
                 7.000%, 6/01/22 (Pre-refunded to 6/01/01)

                Delaware County Industrial Development Authority, Pollution Control
                Revenue Refunding Bonds, 1991 Series A (Philadelphia Electric
                Company Project):
    5,000,000    7.375%, 4/01/21                                                         4/01 at 102           A           5,247,300
    5,000,000    7.375%, 4/01/21                                                         4/01 at 102         AAA           5,268,500

    5,000,000   Delaware Valley Regional Finance Authority, Local Government            No Opt. Call         AAA           4,801,450
                 Revenue Bonds, Series 1997B, 5.700%, 7/01/27

   10,000,000   The Harrisburg Authority (Dauphin County, Pennsylvania),                 6/01 at 101         AAA          10,464,500
                 Commonwealth of Pennsylvania Lease Bonds, Series of 1991,
                 6.625%, 6/01/13 (Pre-refunded to 6/01/01)

    4,000,000   Lehigh County (Pennsylvania), General Purpose Authority,                 7/08 at 101         Aaa           3,354,320
                 Hospital Revenue Bonds (Lehigh Valley Health Network),
                 Series C of 1998, 5.000%, 7/01/28

    7,120,000   Lehigh County (Pennsylvania), General Purpose Authority, Hospital        7/04 at 102         AAA           7,703,128
                 Revenue Bonds (Lehigh Valley Hospital, Inc.), Series A of 1994,
                 6.250%, 7/01/22 (Pre-refunded to 7/01/04)

    8,950,000   Montgomery County Industrial Development Authority, Pollution            6/02 at 102         AAA           9,301,109
                 Control Revenue Refunding Bonds, 1992 Series A (Philadelphia
                 Electric Company Project), 6.625%, 6/01/22

    7,000,000   Certificates of Participation, Commonwealth of Pennsylvania,            11/01 at 102         AAA           7,286,440
                 Harristown Development Corporation, 6.250%, 5/01/16

    3,000,000   South Fork Municipal Authority (Pennsylvania), Hospital Revenue          7/08 at 101         AAA           2,515,740
                 Bonds, Series B of 1998 (Conemaugh Valley Memorial Hospital
                 Project), 5.000%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 3.5%

   38,650,000   The Convention Center Authority (Rhode Island), Revenue Bonds,           5/01 at 102         AAA          40,813,241
                 1991 Series A, 6.700%, 5/15/20 (Pre-refunded to 5/15/01)

    2,195,000   Providence Housing Development Corporation (Rhode Island), Mortgage      7/04 at 102         AAA           2,311,269
                 Revenue Refunding Bonds, Series 1994A (FHA-Insured Mortgage
                 Loan - Barbara Jordan Apartments Project), 6.750%, 7/01/25

   20,475,000   Rhode Island Depositors Economic Protection Corporation, Special         2/11 at 100         AAA          20,293,182
                 Obligation Refunding Bonds, 1992 Series B, 5.250%, 8/01/21
                 (Pre-refunded to 2/01/11)


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.8%

   22,000,000   Piedmont Municipal Power Agency (South Carolina), Electric Revenue      No Opt. Call         AAA          10,194,197
                 Bonds, 1988 Refunding Series, 0.000%, 1/01/13


               Portfolio of Investments
               Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
               October 31, 1999
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                South Carolina (continued)

                South Carolina Jobs-Economic Development Authority, Hospital
                Facilities Revenue Bonds, Series 1995, (Oconee Memorial
                Hospital, Inc.):
$   3,000,000    6.150%, 3/01/15                                                         3/05 at 102         AAA         $ 3,065,700
      775,000    6.150%, 3/01/25                                                         3/05 at 102         AAA             774,233


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.4%

    7,500,000   Metropolitan Nashville Airport Authority (Tennessee), Airport            7/01 at 102         AAA           7,867,875
                 Improvement Revenue Bonds, Refunding Series 1991C, 6.600%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 3.4%

    9,500,000   Coastal Bend Health Facilities Development Corporation (Texas),         11/02 at 102         AAA          10,090,710
                 Incarnate Word Health Services Revenue Bonds, Series 1993-A,
                 6.000%, 11/15/22

                Harris County, Texas, Toll Road Senior Lien Revenue Bonds,
                Series 1989:
    9,000,000    0.000%, 8/15/18 (Pre-refunded to 8/15/09)                          8/09 at 53 27/32         AAA           2,869,650
   39,000,000    0.000%, 8/15/19 (Pre-refunded to 8/15/09)                            8/09 at 50 1/4         AAA          11,608,350
    7,280,000    0.000%, 8/15/20 (Pre-refunded to 8/15/09)                          8/09 at 46 29/32         AAA           2,022,821
    5,085,000    0.000%, 8/15/21 (Pre-refunded to 8/15/09)                          8/09 at 43 25/32         AAA           1,318,947

   14,160,000   City of Houston, Texas, Water and Sewer System Junior Lien Revenue      12/01 at 102         AAA          14,566,675
                 Refunding Bonds, Series 1991C, 6.375%, 12/01/17

    3,945,000   Retama Development Corporation, Special Facilities Revenue Bonds        No Opt. Call         AAA           5,767,669
                 (Retama Park Racetrack Project), Series 1993, 10.000%, 12/15/17

   14,350,000   Texas Department of Housing and Community Affairs, Single Family         9/06 at 102         AAA          14,493,931
                 Mortgage Revenue Bonds, 1996 Series D, 6.250%, 9/01/28
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.2%

    6,035,000   Utah Housing Finance Agency, Multifamily Housing Refunding Bonds,        1/02 at 102         AAA           6,402,773
                 1992 Issue A (FHA-Insured Mortgage Loans), 7.400%, 7/01/24

    1,885,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,               7/04 at 102         Aaa           1,931,446
                 1994 Issue D (Federally Insured or Guaranteed Mortgage Loans),
                 6.750%, 1/01/27 (Alternative Minimum Tax)

   17,400,000   Weber County, Utah, Hospital Revenue Bonds, Series 1999                  8/09 at 101         AAA          14,431,212
                 (IHC Health Services, Inc.), 5.000%, 8/15/30


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.4%

    8,000,000   Industrial Development Authority of Loudoun County, Virginia,            6/05 at 102         AAA           7,825,680
                 Hospital Revenue Bonds (Loudoun Hospital Center), Series 1995,
                 5.800%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 2.7%

    2,515,000   Public Utility District No. 1 of Douglas County, Washington,             9/00 at 102         AA-           2,610,520
                 Wells Hydro-Electric Revenue Bonds, Series of 1990,
                 7.800%, 9/01/18 (Alternative Minimum Tax)

    4,250,000   Public Utility District No. 1 of Snohomish County, Washington,           1/02 at 102         AAA           4,620,175
                 Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16

   19,750,000   Washington Health Care Facilities Authority, Revenue Bonds,             12/99 at 102         AAA          20,191,018
                 Series 1989 (Group Health Cooperative of Puget Sound, Seattle),
                 7.200%, 12/01/15

   12,300,000   Washington Health Care Facilities Authority, Revenue Bonds,             10/08 at 101         Aaa          10,191,780
                 Series 1998 (Children's Hospital and Regional Medical Center),
                 5.000%, 10/01/28

    4,100,000   Washington Public Power Supply System, Nuclear Project No. 1             7/02 at 102         Aaa           4,141,615
                 Refunding Revenue Bonds, Series 1992A, 6.250%, 7/01/17

    8,500,000   Washington Public Power Supply System, Nuclear Project No. 3             7/03 at 102         AAA           8,154,220
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.5%

   10,000,000   The County Commission of Harrison County, West Virginia, Solid Waste     5/03 at 102          A+           9,790,100
                 Disposal Revenue Bonds (West Penn Power Company, Harrison
                 Station Project), Series B, 6.300%, 5/01/23 (Alternative Minimum Tax)

    4,100,000   West Virginia Water Development Authority, Water Development            11/01 at 102         AAA           4,362,359
                 Revenue Refunding Bonds (Loan Program), 1991 Series A, 7.000%, 11/01/25

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                West Virginia (continued)

$  10,000,000   West Virginia Water Development Authority, Water Development            11/09 at 102         AAA         $ 8,513,400
                 Revenue Bonds (Loan Program II), 1999 Series A, 5.125%, 11/01/39
                 (Optional put 11/01/11)

    5,050,000   State of West Virginia, University of West Virginia Board of Trustees,   5/02 at 100         AAA           5,330,477
                 Dormitory Revenue Bonds (West Virginia University Project),
                 1992 Series A, 6.750%, 5/01/17 (Pre-refunded to 5/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 3.2%

    8,270,000   Wisconsin Housing and Economic Development Authority, Housing            1/02 at 102         AAA           8,709,799
                 Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

    8,150,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,    8/01 at 102         AAA           8,702,240
                 Series 1991 (St. Luke's Medical Center Project), 7.100%, 8/15/19
                 (Pre-refunded to 8/15/01)

   17,710,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,   12/01 at 102         AAA          18,941,194
                 Series 1991-B (Novus Health Group), 6.750%, 12/15/20
                 (Pre-refunded to 12/15/01)

   10,000,000   Wisconsin Health and Educational Facilities Authority, Revenue           8/09 at 101         Aaa           9,109,600
                 Bonds Series 1999 (Mercy Health System Corporation), 5.500%, 8/15/25

   15,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,    2/07 at 102         AAA          14,160,450
                 Series 1997 (Marshfield Clinic Project), 5.750%, 2/15/27
------------------------------------------------------------------------------------------------------------------------------------
$1,959,514,000  Total Investments - (cost $1,753,857,748) - 97.0%                                                      1,781,212,211
==============

                Short-Term Investments - 1.0%

   16,805,000   City of Irvine (California), Assessment District No. 87-8, Limited                        VMIG-1          16,805,000
                 Obligation Improvement Bonds, Variable Rate Demand Bonds,
                 Adjustable Rate Series, 3.500%, 9/02/24+

      400,000   Moffat County Pollution Control Revenue Bonds (Pacificorp Projects),                      VMIG-1             400,000
                 Variable Rate Demand Bonds, 3.500%, 5/01/13+
------------------------------------------------------------------------------------------------------------------------------------
$  17,205,000   Total Short-Term Investments - (cost $17,205,000)                                                         17,205,000
=============
                Other Assets Less Liabilities - 2.0%                                                                      37,098,618
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,835,515,829
                ====================================================================================================================

                    All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                    Portfolio of Investments
                    Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) October 31, 1999

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.3%

$   2,250,000   BMC Special Care Facilities Financing Authority of the City of           1/02 at 100         AAA         $ 2,312,820
                 Montgomery, Revenue Bonds, Series 1992-A (Baptist Medical Center),
                 5.750%, 1/01/22

    3,000,000   BMC Special Care Facilities Financing Authority of the City of          12/02 at 102         AAA           3,217,080
                 Montgomery, Revenue Bonds, Series 1992-B (Baptist Medical
                 Center), 6.700%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.2%

    5,555,000   Sebastian County (Arkansas), Community Junior College District,          4/07 at 101         Aaa           5,383,628
                 General Obligation Refunding and Improvement Bonds, Series 1997,
                 5.600%, 4/01/17


------------------------------------------------------------------------------------------------------------------------------------
                California - 24.9%

                ABAG Finance Authority for Nonprofit Corporations, Certificates of
                Participation (Children's Hospital Medical Center of Northern
                California), Series 1999:
    6,750,000    5.875%, 12/01/19 (WI)                                                  12/09 at 101         AAA           6,694,583
   14,000,000    6.000%, 12/01/29 (WI)                                                  12/09 at 101         AAA          13,912,220

    9,180,000   Antioch Area Public Facilities Financing Agency, Community Facilities    8/09 at 101         AAA           8,951,877
                 District No. 1989-1, Series 1999 Special Tax Bonds (Contra Costa
                 County, California), 5.700%, 8/01/22

    5,000,000   State Public Works Board of the State of California, Lease Revenue      12/07 at 102         AAA           4,690,350
                 Refunding Bonds (The Regents of the University of California Projects),
                 1997 Series A, 5.375%, 12/01/19

    1,090,000   Housing Authority of the County of Kern, Guaranteed Tax-Exempt          No Opt. Call         AAA           1,191,239
                 Mortgage Obligations, 1994 Series A, Subseries I, 7.150%, 12/30/24
                 (Alternative Minimum Tax)

      580,000   Housing Authority of the County of Kern, Guaranteed Tax-Exempt          No Opt. Call         AAA             626,910
                 Mortgage Obligations, 1994 Series A Subseries III, 7.450%, 6/30/25
                 (Alternative Minimum Tax)

    5,935,000   La Verne - Grand Terrace Housing Finance Agency, Single Family          No Opt. Call         AAA           8,285,319
                 Residential Mortgage Revenue Bonds, 1984 Series A,
                 10.250%, 7/01/17

    5,840,000   Lancaster Redevelopment Agency, Lancaster Residential Redevelopment      8/01 at 102         AAA           5,914,110
                 Project Area, Tax Allocation Refunding Bonds, Issue of 1992,
                 6.100%, 8/01/19

   11,080,000   City of Lodi, California, Electric System Revenue Certificates of   1/09 at 40 23/32         AAA           2,419,207
                 Participation, 1999 Series A, 0.000%, 1/15/24

    5,040,000   Northern California Power Agency, Hydroelectric Project Number One      No Opt. Call         AAA           6,182,669
                 Revenue Bonds, 1992 Refunding Series A, 10.000%, 7/01/04

    5,000,000   Ontario Redevelopment Financing Authority (San Bernardino County,       No Opt. Call         AAA           6,050,800
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No.1), 7.400%, 8/01/25

    1,340,000   Pomona Public Financing Authority, California, 1992 Revenue Bonds        7/02 at 102         AAA           1,430,611
                 (Water Treatment Project), Series A, 6.100%, 7/01/17

    8,880,000   City of Pomona, California, Single Family Mortgage Revenue Refunding    No Opt. Call         AAA          10,431,514
                 Bonds (GNMA and FHLMC Mortgage-Backed Securities),
                 Series 1990B, 7.500%, 8/01/23

   10,305,000   City of San Bernardino, California, Single Family Mortgage Revenue      No Opt. Call         AAA          11,827,770
                 Refunding Bonds (GNMA Mortgage-Backed Securities), Series 1990A,
                 7.500%, 5/01/23

   14,755,000   County of San Bernardino, California, Single Family Mortgage Revenue    No Opt. Call         AAA          18,149,388
                 Bonds (GNMA Mortgage-Backed Securities), Series 1988A,
                 8.300%, 9/01/14 (Alternative Minimum Tax)

    2,000,000   City of Santa Barbara, California, Certificates of Participation         4/02 at 102         AAA           2,104,300
                 (1992 Water System Improvement Project and Refunding),
                 6.700%, 4/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 0.3%

    1,225,000   Summit School District RE-1, Summit County, Colorado, General           12/04 at 100         AAA           1,336,708
                 Obligation Improvement Bonds, Series 1994, 6.700%, 12/01/14
                 (Pre-refunded to 12/01/04)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 7.3%

                Miami-Dade County, Florida, Subordinate Special Obligation Bonds,
                Series 1997B:
$  10,000,000    0.000%, 10/01/18                                                   4/08 at 58 19/32         AAA         $ 3,120,700
   13,455,000    0.000%, 10/01/22                                                   4/08 at 46 13/16         AAA           3,253,554
   24,385,000    0.000%, 10/01/23                                                     4/08 at 44 1/4                       5,529,543
   30,000,000    0.000%, 10/01/26                                                    4/08 at 37 5/16         AAA           5,618,400
   50,500,000    0.000%, 10/01/30                                                   4/08 at 29 11/16         AAA           7,329,570

    6,670,000   Polk County Industrial Development Authority, Industrial Development     9/02 at 103         AAA           6,921,392
                 Variable Rate Revenue Bonds, 1985 Series 2 (Winter Haven Hospital
                 Project), 6.250%, 9/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 7.1%

    3,000,000   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,           5/09 at 101         AAA           2,505,180
                 Series 1999A, 5.000%, 11/01/38

                Development Authority of Burke County (Georgia), Pollution
                Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                Project), Series 1992:
    3,555,000    7.800%, 1/01/08 (Pre-refunded to 1/01/03)                               1/03 at 103         AAA           3,988,568
   10,000,000    8.000%, 1/01/15 (Pre-refunded to 1/01/03)                               1/03 at 103         AAA          11,275,500

   14,000,000   The Medical Center Hospital Authority (Georgia), Revenue Anticipation    8/09 at 102         AAA          13,025,880
                 Certificates (Columbus Regional Healthcare System, Inc. Project),
                 Series 1999, 5.500%, 8/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.4%

   10,000,000   City of Chicago (Illinois), General Obligation Adjustable Rate Bonds, 7/02 at 101 1/2        AAA          10,743,300
                 Central Public Library Project, Series C of 1988, 6.850%, 1/01/17
                 (Pre-refunded to 7/01/02)

    8,200,000   Board of Education of the City of Chicago, General Obligation Lease     No Opt. Call         AAA           8,623,284
                 Certificates, 1992 Series A, 6.250%, 1/01/15

    3,750,000   City of Chicago (Illinois), Chicago Midway Airport Revenue Bonds,        1/09 at 101         AAA           3,091,238
                 Series 1998B, 5.000%, 1/01/35

   10,150,000   Onterie Center Housing Finance Corporation (An Illinois Not For Profit   7/02 at 102         AAA          10,633,039
                 Corporation), Mortgage Revenue Refunding Bonds, Series 1992A
                 (FHA-Insured Mortgage Loan - Onterie Center Project),
                 7.050%, 7/01/27

    3,225,000   Regional Transportation Authority (Cook, DuPage, Kane, Lake,            No Opt. Call         AAA           4,111,359
                 McHenry and Will Counties, Illinois), General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/09

    4,000,000   Public Building Commission of St. Clair County, Illinois, Public        12/02 at 102         AAA           4,184,960
                 Building Revenue Bonds, Series 1992, 6.350%, 12/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 3.6%

    5,375,000   Indiana Health Facility Financing Authority, Hospital Revenue            5/02 at 102         AAA           5,648,749
                 Refunding and Improvement Bonds, Series 1992 (Community
                 Hospitals Projects), 6.400%, 5/01/12

    7,000,000   Southwest Allen Multi-School Building Corporation (Ft. Wayne, Indiana),  1/02 at 101         AAA           7,314,300
                 First Mortgage Refunding Bonds, Series 1992B, 6.375%, 1/15/09

    3,000,000   Wheeler-Union Township School Building Corporation (Porter County,       1/07 at 102         AAA           2,907,360
                 Indiana), First Mortgage Bonds, Series 1997A, 5.625%, 1/15/15


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.5%

    6,500,000   County of Daviess, Kentucky, Insured Hospital Revenue Bonds,             8/02 at 102         AAA           6,553,625
                 (ODCH, Inc. Project), Series A, 6.250%, 8/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.2%

                Louisiana Public Facilities Authority, Hospital Revenue Bonds
                (Our Lady of Lourdes Regional Medical Center Project), Series
                1992:
    5,000,000    6.375%, 2/01/12 (Pre-refunded to 2/01/03)                               2/03 at 102         AAA           5,357,300
    4,000,000    6.450%, 2/01/22 (Pre-refunded to 2/01/03)                               2/03 at 102         AAA           4,299,840


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.3%

    3,000,000   Framingham Housing Authority, GNMA Collateralized Mortgage               8/01 at 102         AAA           3,124,830
                 Revenue Bonds (Beaver Terrace Apartments), Series 1992A, 6.650%, 2/20/32

    8,335,000   Massachusetts Health and Educational Facilities Authority, Revenue       7/02 at 102         AAA           8,699,740
                 Bonds, New England Medical Center Hospitals Issue, Series F,
                 6.625%, 7/01/25


          Portfolio of Investments
          Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) (continued)
          October 31, 1999

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

$   8,335,000   Massachusetts Turnpike Authority, Metropolitan Highway System            1/07 at 102         AAA         $ 6,947,056
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 0.5%

    2,000,000   Paw Paw Public Schools, County of Van Buren, State of Michigan,          5/05 at 100         AAA           2,082,440
                 1995 School Building and Site Bonds, 5.625%, 5/01/25
                 (Pre-refunded to 5/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.4%

    1,635,000   Minnesota Housing Finance Agency, Rental Housing Bonds,                  2/05 at 102         AAA           1,641,507
                 1995 Series D, 5.950%, 2/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.4%

    1,645,000   Mississippi Home Corporation, Single Family Senior Revenue               9/00 at 103         AAA           1,716,377
                 Refunding Bonds, Series 1990A, 9.250%, 3/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 2.9%

    7,495,000   The Industrial Development Authority of Jefferson County, Missouri,      8/07 at 100         AAA          10,294,158
                 Housing Revenue Bonds (Richardson Road Apartments Project),
                 Series 1985, 11.000%, 12/15/15 (Pre-refunded to 8/15/07)

    2,250,000   The Industrial Development Authority of University City, Missouri,      12/05 at 102         AAA           2,243,498
                 Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - Canterbury Gardens Project), Series 1995A,
                 6.000%, 12/20/30


------------------------------------------------------------------------------------------------------------------------------------
                Montana - 3.2%

   13,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control Revenue      3/02 at 102         AAA          13,742,430
                 Refunding Bonds (Puget Sound Power and Light Company
                 Colstrip Project), Series 1992, 6.800%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.6%

    2,500,000   Nebraska Investment Finance Authority, Multifamily Housing Revenue      10/07 at 101         AAA           2,406,325
                 Bonds (Cambury Hills Apartments Project), Series 1997,
                 5.875%, 10/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.2%

    5,050,000   Washoe County, Nevada, Gas and Water Facilities Refunding Revenue        7/02 at 102         AAA           5,206,954
                 Bonds (Sierra Pacific Power Company Project), Series 1987,
                 6.300%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.2%

    1,000,000   New Hampshire Higher Educational and Health Facilities Authority,       10/06 at 102         AAA             988,750
                 Hospital Revenue Bonds, Concord Hospital Issue, Series 1996,
                 6.000%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                New York - 5.1%

    7,645,000   Metropolitan Transportation Authority (New York), Transit Facilities    No Opt. Call         AAA           9,193,189
                 Revenue Bonds, Series J, 9.100%, 7/01/05

                The City of New York, General Obligation Bonds, Fiscal 1992 Series C:
    6,935,000    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                           8/02 at 101 1/2         AAA           7,429,535
       65,000    6.625%, 8/01/14                                                     8/02 at 101 1/2         AAA              69,233

                The City of New York, General Obligation Bonds, Fiscal 1992
                Series C, Subseries C-1:
    4,950,000    6.625%, 8/01/15 (Pre-refunded to 8/01/02)                           8/02 at 101 1/2         AAA           5,302,985
       50,000    6.625%, 8/01/15                                                     8/02 at 101 1/2         AAA              52,795


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.7%

    3,200,000   Cumberland County Finance Corporation, North Carolina, Installment       6/09 at 101         AAA           3,044,576
                 Payment Revenue Bonds (Detention Center and Mental Health
                 Facility Projects), Series 1999, 5.625%, 6/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.7%

    3,400,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds (University             7/09 at 101         AAA           3,170,704
                 Hospitals Health System, Inc.), Series 1999B, 5.400%, 1/15/19


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.2%

    6,060,000   Oklahoma Housing Finance Agency, GNMA Collateralized Single             No Opt. Call         AAA           6,533,286
                 Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                Oklahoma (continued)

$   3,000,000   Tulsa Industrial Authority, Multifamily Housing Revenue Refunding       11/05 at 103         Aaa         $ 3,057,840
                 Bonds (GNMA Collateralized - Country Club of Woodland Hills
                 Development), Series 1995, 6.250%, 11/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 4.6%

   19,140,000   Montgomery County Industrial Development Authority, Pollution            6/02 at 102         AAA          19,890,862
                 Control Revenue Refunding Bonds, 1992 Series A (Philadelphia
                 Electric Company Project), 6.625%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 4.5%

   11,750,000   Rhode Island Depositors Economic Corporation, Special Obligation         8/02 at 102         AAA          12,636,890
                 Bonds, 1992 Series A, 6.625%, 8/01/19 (Pre-refunded to 8/01/02)

    8,290,000   Rhode Island Health and Educational Building Corporation, Higher         4/09 at 101         AAA           6,956,139
                 Education Facility Revenue Bonds, Johnson and Wales University
                 Issue, Series 1999, 5.000%, 4/01/29


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 2.3%

    9,450,000   South Carolina Public Service Authority, Santee Cooper Revenue           7/02 at 102         AAA          10,121,328
                 Bonds, 1991 Series D, 6.500%, 7/01/24 (Pre-refunded to 7/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 3.3%

    5,000,000   City of Austin, Texas, Convention Center - Waller Creek Venue Project   11/09 at 100         AAA           4,585,700
                 Bonds, Series 1999A, 5.500%, 11/15/29

    1,290,000   Corpus Christi Housing Finance Corporation, Single Family Mortgage       7/01 at 103         AAA           1,369,941
                 Senior Revenue Refunding Bonds, Series 1991A, 7.700%, 7/01/11

    1,215,000   City of El Paso Property Finance Authority, Inc., Single Family Mortgage 6/02 at 103         Aaa           1,277,305
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1992A, 8.700%, 12/01/18 (Alternative Minimum Tax)

    5,210,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,     8/02 at 102         AAA           5,588,710
                 Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

    1,600,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,     2/00 at 100         AAA           1,602,784
                 Series 1992B, 6.625%, 8/15/17


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 1.2%

    4,750,000   Puyallup School District No. 3, Pierce County, Washington, Unlimited    12/02 at 100         AAA           5,061,363
                 Tax General Obligation and Refunding Bonds, 1992 Series A,
                 6.700%, 12/01/09 (Pre-refunded to 12/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.5%

    6,000,000   Mason County, West Virginia, Pollution Control Revenue Bonds             6/02 at 102         AAA           6,387,540
                 (Appalachian Power Company Project), Series I, 6.850%, 6/01/22

------------------------------------------------------------------------------------------------------------------------------------

    5,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,    8/07 at 102         AAA          4,339,400
                 Series 1997 (Aurora Health Care, Inc.), 5.250%, 8/15/27
------------------------------------------------------------------------------------------------------------------------------------

$ 524,815,000   Total Investments - (cost $424,999,311) - 99.6%                                                         433,915,914
=============
                Short-Term Investments - 2.4%

$  10,500,000   Louisiana Offshore Terminal Authority, Variable Rate Demand Bonds,                        VMIG-1         10,500,000
=============    3.550%, 9/01/06+

                Other Assets Less Liabilities - (2.0)%                                                                   (8,747,421)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $435,668,493
                ====================================================================================================================


                    All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis (note 1).

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Insured Premium Income Municipal Fund 2 (NPX) October 31, 1999


    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                Alabama - 0.8%

$   2,500,000   City of Mobile, Alabama, General Obligation Refunding Warrants,          2/06 at 102         AAA         $ 2,477,600
                 Series 1996, 5.750%, 2/15/16

    1,600,000   City of Northport, Alabama, General Obligation Warrants,                 3/06 at 102         AAA           1,542,704
                 Series 1996-B, 5.700%, 3/01/21

    2,000,000   City of Scottsboro, Alabama, General Obligation School Warrants,         7/06 at 102         AAA           2,014,060
                 Series 1996-B, 5.750%, 7/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.8%

    3,150,000   Alaska Housing Finance Corporation, Mortgage Revenue Bonds,              6/06 at 102         AAA           3,153,560
                 1996 Series A, 6.050%, 12/01/17

    3,000,000   Municipality of Anchorage, Alaska, 1989 General Obligation Refunding    12/99 at 100         AAA           3,003,930
                 Water Bonds, 6.250%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 1.4%

   11,000,000   The Industrial Development Authority of the City of Mesa, Arizona,       1/10 at 101         AAA          10,397,970
                 Revenue Bonds (Discovery Health System), Series 1999A,
                 5.625%, 1/01/29


------------------------------------------------------------------------------------------------------------------------------------
                California - 9.1%

    6,450,000   California Housing Finance Agency, Multi-Unit Rental Housing Revenue     2/03 at 102         Aa2           6,596,609
                 Bonds, 1992 Series A, 6.625%, 2/01/24 (Alternative Minimum Tax)

    2,500,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/07 at 102         AAA           2,505,150
                 1996 Series D, 6.150%, 8/01/28 (Alternative Minimum Tax)

   13,530,000   California Pollution Control Financing Authority, Pollution Control      9/09 at 100         AAA          12,601,977
                 Refunding Revenue Bonds (Southern California Edison Company),
                 1999 Series C, 5.450%, 9/01/29

    5,000,000   State of California, Various Purpose General Obligation Bonds,          No Opt. Call         AAA           6,133,100
                 11.000%, 8/01/03

                Fairfield-Suisun Unified School District (California), Community Facilities
                District No. 5 (New School Facilities), Special Tax Bonds, Series 1999:
    6,540,000    5.250%, 8/15/24                                                         8/08 at 102         AAA           5,937,993
   10,455,000    5.375%, 8/15/29                                                         8/08 at 102         AAA           9,612,954

    3,000,000   M-S-R Public Power Agency, California, San Juan Project Revenue          7/03 at 102         AAA           3,020,460
                 Bonds, Series F, 6.000%, 7/01/20

                Modesto Irrigation District, California, Certificates of Participation
                (Refunding and Capital Improvements), Series 1999A:
    3,320,000    0.000%, 7/01/19                                                    7/09 at 60 15/32         AAA             984,612
    3,320,000    0.000%, 7/01/20                                                      7/09 at 57 3/8         AAA             923,790
    3,320,000    0.000%, 7/01/21                                                     7/09 at 54 7/16         AAA             866,520

    3,500,000   Northern California Power Agency, Hydro-Electric Project Number One      7/03 at 102         AAA           3,404,835
                 Revenue Bonds, 1993 Refunding Series A, 5.500%, 7/01/16

    6,850,000   County of Orange, California, 1996 Recovery Certificates of Participation, 7/06 at 102       AAA           6,860,755
                 Series A, 6.000%, 7/01/26

                San Leandro Housing Finance Corporation, Mortgage Revenue Refunding
                Bonds, Series 1993A (FHA-Insured Mortgage Loan - Ashland Village
                Apartments, Section 8 Assisted Project):
    1,635,000    6.550%, 1/01/12                                                         1/02 at 102         AAA           1,682,742
    5,100,000    6.650%, 1/01/25                                                         1/02 at 102         AAA           5,248,563


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 4.1%

      850,000   Adams County, Colorado, Pollution Control Refunding Revenue Bonds        1/09 at 101         AAA             755,319
                 (Public Service Company of Colorado Projects), Series 1999,
                 5.100%, 1/01/19

   19,805,000   City and County of Denver, Colorado, Airport System Revenue Bonds,      11/08 at 101         AAA          16,518,954
                 Series 1998B, 5.000%, 11/15/25 (Alternative Minimum Tax)

   14,000,000   Pueblo County, Colorado, Pollution Control Refunding Revenue Bonds       1/09 at 102         AAA          12,440,540
                 (Public Service Company of Colorado Projects), Series 1999,
                 5.100%, 1/01/19

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                District of Columbia - 5.7%

$   5,000,000   District of Columbia (Washington, D.C.), General Obligation Refunding   No Opt. Call         AAA         $ 4,930,600
                 Bonds, Series 1993B, 5.500%, 6/01/12

    5,000,000   District of Columbia, Hospital Improvement and Refunding Revenue         7/02 at 102         AAA           5,020,600
                 Bonds (Children's Hospital Issue), Series 1992A, 6.250%, 7/15/19

      245,000   District of Columbia (Washington D.C.), General Obligation Refunding    No Opt. Call         AAA             270,451
                 Bonds, 1994 Series A-1, 6.500%, 6/01/09

    4,755,000   District of Columbia (Washington, D.C.), General Obligation             No Opt. Call         AAA           5,151,472
                 Refunding Bonds, Series 1994A, 6.500%, 6/01/09

    3,765,000   District of Columbia Housing Finance Agency, Collateralized Single       6/03 at 102         AAA           3,810,519
                 Family Mortgage Revenue Bonds, Series 1990C-4,
                 6.350%, 12/01/24 (Alternative Minimum Tax)

    4,030,000   District of Columbia Housing Finance Agency, Mortgage Revenue            7/03 at 102         AAA           4,003,724
                 Refunding Bonds, Series 1993A  (FHA-Insured Mortgage Loan -
                 Southview Apartments II, Section 8 Assisted Project), 6.000%, 1/01/25

                Washington Convention Center Authority (Washington, D.C.),
                Senior Lien Dedicated Tax Revenue Bonds, Series 1998:
    4,885,000    5.000%, 10/01/18                                                       10/08 at 101         AAA           4,234,611
   16,705,000    5.000%, 10/01/21                                                       10/08 at 101         AAA          14,309,837


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 0.5%

      645,000   Housing Authority of Fulton County, Georgia, Single Family Mortgage      9/06 at 102         AAA             651,921
                 Revenue Refunding Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1996A, 6.200%, 9/01/27 (Alternative Minimum Tax)

    3,000,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,            1/04 at 102         AAA           2,979,720
                 Series EE, 6.000%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 16.3%

    2,500,000   City of Aurora, Kane, DuPage, Kendall and Will Counties, Illinois,       1/05 at 100         AAA           2,616,025
                 General Obligation Corporate Purpose Bonds, Series 1996,
                 5.800%, 1/01/14 (Pre-refunded to 1/01/05)

                Village of Bolingbrook, Illinois, General Obligation Bonds,
                Series 1997:
    2,190,000    0.000%, 1/01/21                                                    1/08 at 47 29/32         AAA             587,774
    2,195,000    0.000%, 1/01/22                                                     1/08 at 45 3/16         AAA             553,623
    2,195,000    0.000%, 1/01/23                                                      1/08 at 42 1/2         AAA             519,118
    2,195,000    0.000%, 1/01/24                                                     1/08 at 40 3/32         AAA             487,795
    2,195,000    0.000%, 1/01/25                                                    1/08 at 37 27/32         AAA             457,240
    2,195,000    0.000%, 1/01/26                                                    1/08 at 35 11/16         AAA             428,530

                Village of Bolingbrook, Illinois, General Obligation Bonds,
                Series 1999C Refunding:
    2,505,000    0.000%, 1/01/21                                                        No Opt. Call         AAA             682,036
    2,930,000    0.000%, 1/01/22                                                        No Opt. Call         AAA             750,197

    1,500,000   City of Chicago, General Obligation Bonds, Project Series 1995,          7/05 at 102         AAA           1,619,310
                 6.125%, 1/01/16 (Pre-refunded to 7/01/05)

                City of Chicago, Chicago Midway Airport Revenue Bonds, 1994 Series A:
    1,100,000    6.100%, 1/01/08 (Alternative Minimum Tax)                               1/04 at 102         AAA           1,145,419
    2,750,000    6.250%, 1/01/14 (Alternative Minimum Tax)                               1/04 at 102         AAA           2,842,648

    9,000,000   City of Chicago, Chicago O'Hare International Airport, International     1/02 at 102         AAA           9,491,760
                 Terminal Special Revenue Bonds, Series 1992, 6.750%, 1/01/18
                 (Alternative Minimum Tax)

    8,235,000   City of Chicago (Illinois), Chicago O'Hare International Airport,        1/05 at 102         AAA           8,646,585
                 General Airport Second Lien Revenue Refunding Bonds,
                 1994 Series A, 6.375%, 1/01/15

   15,000,000   The County of Cook, Illinois, General Obligation Bonds, Series 1992A,   11/02 at 102         AAA          16,195,350
                 6.600%, 11/15/22 (Pre-refunded to 11/15/02)

    2,000,000   Illinois Development Finance Authority, Mortgage Revenue Refunding       7/07 at 102         Aaa           1,966,140
                 Bonds, Series 1997A (FHA-Insured Mortgage Loans, Section 8 Assisted
                 Projects), 5.750%, 7/01/18

    1,950,000   Illinois Health Facilities Authority, Health Facilities Refunding Revenue No Opt. Call       AAA           2,095,119
                 Bonds (SSM Health Care), Series 1992AA, 6.550%, 6/01/14

                Illinois Health Facilities Authority, Revenue Bonds (Lutheran General
                HealthSystem), Series 1993A:
    4,355,000    6.125%, 4/01/12                                                        No Opt. Call         AAA           4,628,102
    5,000,000    6.250%, 4/01/18                                                        No Opt. Call         AAA           5,239,000

    3,765,000   Illinois Housing Development Authority, Housing Development Bonds,       1/04 at 102          A+           3,770,384
                 1993 Series A, 6.000%, 7/01/18


         Portfolio of Investments
         Nuveen Insured Premium Income Municipal Fund 2 (NPX) (continued)
         October 31, 1999

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   1,770,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1991         1/02 at 102         AAA         $ 1,837,101
                 (Elmhurst Memorial Hospital), 6.625%, 1/01/22

    4,000,000   The Illinois State Toll Highway Authority, Toll Highway Priority         1/03 at 102         AAA           4,266,280
                 Revenue Bonds, 1992 Series A, 6.200%, 1/01/16
                 (Pre-refunded to 1/01/03)

   13,825,000   School District Number 46, Kane, Cook and DuPage Counties, Illinois     No Opt. Call         Aaa          16,488,386
                 (Elgin School District Number U-46), School Bonds, Series 1997,
                 7.800%, 1/01/12

    2,600,000   Community Unit School District Number 115, Kendall and Kane             No Opt. Call         AAA           2,869,594
                 Counties, Illinois (Yorkville), School Bonds, Series 1996,
                 7.000%, 1/01/07

    4,035,000   Community Consolidated School District Number 41 (Lake Villa),          No Opt. Call         AAA           5,258,775
                 Lake County, Illinois, General Obligation School Bonds, Series 1997,
                 8.750%, 11/01/14

    4,035,000   Community High School District No. 157, McHenry and Lake Counties,      No Opt. Call         AAA           5,375,911
                 Illinois (Richmond-Burton), General Obligation School Bonds,
                 Series 1998, 9.000%, 12/01/17

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Bonds, Series 1992A:
    6,335,000    6.500%, 6/15/22 (Pre-refunded to 6/15/03)                               6/03 at 102         AAA           6,854,343
      165,000    6.500%, 6/15/22                                                         6/03 at 102         AAA             170,504

    2,900,000   City of Peoria, City of Moline and City of Freeport, Illinois,          10/05 at 105         AAA           3,168,018
                 Collateralized Single Family Mortgage Revenue Bonds, Series 1995A,
                 7.600%, 4/01/27 (Alternative Minimum Tax)

                The County of St. Clair, Illinois, General Obligation Bonds (Alternate
                Revenue Source), Series 1999:
    7,455,000    0.000%, 10/01/22                                                   10/09 at 48 7/16         AAA           1,705,331
    7,595,000    0.000%, 10/01/23                                                    10/09 at 45 3/4         AAA           1,625,330
    7,745,000    0.000%, 10/01/24                                                         at 43 3/16         AAA           1,553,957
    8,080,000    0.000%, 10/01/26                                                  10/09 at 38 15/32         AAA           1,417,717
    8,455,000    0.000%, 10/01/28                                                   10/09 at 34 9/32         AAA           1,300,294


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.8%

    1,000,000   Fort Wayne South Side School Building Corporation, Allen County,         1/04 at 102         AAA           1,071,230
                 Indiana, First Mortgage Bonds, Series 1994, 6.125%, 1/15/12
                 (Pre-refunded to 1/15/04)

    2,220,000   Indiana Municipal Power Agency, Power Supply System Revenue Bonds,       1/03 at 102         AAA           2,346,984
                 1993 Series A, 6.125%, 1/01/19

    9,770,000   Northwest Allen Building Corporation, Allen County, Indiana,             6/05 at 102         AAA           9,408,315
                 First Mortgage Bonds, Series 1995, 5.500%, 6/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.4%

    1,180,000   City of Olathe, Kansas and Labette County, Kansas, Collateralized        2/05 at 105         Aaa           1,284,855
                 Single Family Mortgage Refunding Revenue Bonds, Series A-I,
                 8.100%, 8/01/23 (Alternative Minimum Tax)

    1,725,000   Sedwick County, Kansas and Shawnee County, Kansas, Collateralized       11/04 at 105         Aaa           1,876,127
                 Single Family Mortgage Refunding Revenue Bonds, Series A-II,
                 8.050%, 5/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.5%

   12,000,000   County of Jefferson, Kentucky, Health System Revenue Bonds,             10/08 at 101         AAA          10,592,280
                 Series 1998 (Alliant Health System, Inc.), 5.125%, 10/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.1%

    1,000,000   Maryland Transportation Authority, Special Obligation Revenue            7/04 at 102         AAA           1,005,650
                 Bonds, Baltimore/Washington International Airport Projects,
                 Series 1994-A (Qualified Airport Bonds), 6.400%, 7/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 3.4%

    5,000,000   Massachusetts Housing Finance Agency, Housing Project Revenue            4/03 at 102         AAA           5,115,100
                 Bonds, 6.150%, 10/01/15

    7,635,000   Massachusetts Housing Finance Agency, Single Family Housing              6/06 at 102         AAA           7,755,557
                 Revenue Bonds, Series 48, 6.350%, 6/01/26 (Alternative Minimum Tax)

    5,000,000   Massachusetts Housing Finance Agency, Single Family Housing Revenue      6/07 at 102         AAA           5,042,900
                 Bonds, Series 53, 6.150%, 12/01/29 (Alternative Minimum Tax)

    8,750,000   Massachusetts Turnpike Authority, Metropolitan Highway System            1/07 at 102         AAA           7,292,950
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------

                Michigan - 2.8%

$  10,000,000   Michigan State Housing Development Authority, Rental Housing             4/07 at 102         AAA         $10,063,700
                 Revenue Bonds, 1997 Series A, 6.000%, 4/01/16
                 (Alternative Minimum Tax)

   10,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds              9/03 at 102         AAA          10,393,600
                 (The Detroit Edison Company Project), Series CC-1992,
                 6.550%, 9/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.8%

    4,100,000   Minnesota Housing Finance Agency, Rental Housing Bonds,                  2/05 at 102         AAA           4,116,318
                 1995 Series D, 5.950%, 2/01/18

    1,670,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,          1/06 at 102          AA           1,650,127
                 1996 Series H, 6.000%, 1/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 3.1%

    1,000,000   The Industrial Development Authority of the City of Hazelwood,           9/06 at 102         AAA           1,008,830
                 Missouri, Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - The Lakes Apartments Project), Series 1996,
                 6.000%, 9/20/16

    8,000,000   City of Kansas City, Missouri, General Improvement Airport Refunding     9/05 at 101         AAA           8,790,480
                 Revenue Bonds, Series 1995, 6.750%, 9/01/09

    4,500,000   Land Clearance for Redevelopment Authority, of Kansas City,             12/05 at 102         AAA           4,482,900
                 Missouri, Lease Revenue Bonds, (Municipal Auditorium and
                 Muehlebach Hotel Redevelopment Project) Series 1995A,
                 5.900%, 12/01/18

    1,000,000   Kansas City Municipal Assistance Corporation, Leasehold Revenue          1/06 at 101         AAA           1,004,770
                 Capital Improvement Bonds (Kansas City, Missouri, Lessee),
                 Series 1996B, 5.750%, 1/15/14

    1,030,000   Missouri Housing Development Commission, Multifamily Housing            12/06 at 102         AAA           1,035,665
                 Revenue Bonds (Brookstone Village Apartments Project),
                 1996 Series A, 6.000%, 12/01/16 (Alternative Minimum Tax)

    3,415,000   Health and Educational Facilities Authority of the State of Missouri,    2/02 at 102         AAA           3,440,749
                 Health Facilities Revenue Bonds (Health Midwest), Series 1992B,
                 6.250%, 2/15/22

    2,700,000   The Industrial Development Authority of the County of St. Louis,         4/07 at 102         AAA           2,705,724
                 Missouri, Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - South Summit Apartments Project),
                  Series 1997A, 6.050%, 4/20/27


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.0%

    5,000,000   Clark County, Nevada, Industrial Development Revenue Bonds               6/02 at 102         AAA           5,281,950
                 (Nevada Power Company Project), Series 1992A, 6.700%, 6/01/22
                 (Alternative Minimum Tax)

    8,320,000   Clark County School District, Nevada, General Obligation School         No Opt. Call         AAA           9,170,054
                 Improvement Bonds (Limited Tax), Series May 1, 1995A, 7.250%, 6/15/04


------------------------------------------------------------------------------------------------------------------------------------
                New York - 15.6%

                Long Island Power Authority (New York), Electric System General
                Revenue Bonds, Series 1998A:
   24,000,000    5.000%, 12/01/18                                                        6/08 at 101         AAA          20,983,920
   20,000,000    5.250%, 12/01/26                                                        6/08 at 101         AAA          17,868,200

   17,740,000   Long Island Power Authority (New York), Electric System General          4/08 at 101         AAA          14,997,928
                 Revenue Bonds, Series 1998B, 4.750%, 4/01/18

    4,090,000   Metropolitan Transportation Authority (New York), Commuter Facilities   No Opt. Call         AAA           4,824,932
                 Revenue Bonds, Series 1994A, 8.000%, 7/01/07

    5,000,000   Metropolitan Transportation Authority (New York), Transit Facilities    No Opt. Call         AAA           5,374,200
                 Revenue Bonds, Series K, 6.300%, 7/01/06

    4,985,000   Metropolitan Transportation Authority (New York), Transit Facilities    No Opt. Call         AAA           5,880,755
                 Revenue Bonds, Series O, 8.000%, 7/01/07

    7,500,000   Nassau Health Care Corporation, Health System Revenue Bonds,             8/09 at 102         AAA           7,205,400
                 Series 1999 (Nassau County, New York, Guaranteed),
                 5.750%, 8/01/29

    4,000,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series E,   No Opt. Call         AAA           4,616,000
                 8.000%, 8/01/05

    5,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series E, 8/06 at 101 1/2        AAA           5,297,050
                 6.000%, 8/01/08

                The City of New York, General Obligation Bonds, Fiscal 1993 Series A:
      790,000    5.750%, 8/01/10 (Pre-refunded to 8/01/02)                           8/02 at 101 1/2         AAA             828,576
    1,710,000    5.750%, 8/01/10                                                     8/02 at 101 1/2         AAA           1,754,802

    7,000,000   New York City Municipal Water Finance Authority, Water and Sewer         6/09 at 101         AAA           6,741,210
                 System Revenue Bonds, Fiscal 2000 Series A, 5.750%, 6/15/31


               Portfolio of Investments
               Nuveen Insured Premium Income Municipal Fund 2 (NPX) (continued)
               October 31, 1999
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$   5,070,000   Dormitory Authority of the State of New York, Maimonides Medical         2/06 at 102         AAA         $ 5,027,209
                 Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996A,
                 5.750%, 8/01/14

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1995
                Series C:
    6,095,000    6.000%, 8/15/15 (Pre-refunded to 2/15/05)                               2/05 at 102         AAA           6,517,323
       55,000    6.000%, 8/15/15                                                         2/05 at 102         AAA              55,821

                New York State Medical Care Facilities Finance Agency, New York
                Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A:
    3,000,000    6.750%, 8/15/14 (Pre-refunded to 2/15/05)                               2/05 at 102         AAA           3,317,790
    2,500,000    6.800%, 8/15/24 (Pre-refunded to 2/15/05)                               2/05 at 102         AAA           2,770,100


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.8%

                City of Cleveland, Ohio, Waterworks Improvement First Mortgage
                Revenue Bonds, Series F of 1992A:
    1,915,000    6.250%, 1/01/15 (Pre-refunded to 1/01/02)                               1/02 at 102         AAA           2,024,595
       85,000    6.250%, 1/01/15                                                         1/02 at 102         AAA              88,924

    5,000,000   Fairfield City School District, County of Butler, Ohio, School          12/05 at 100         AAA           5,033,850
                 Improvement Bonds, Series 1995, 6.000%, 12/01/20

    5,500,000   Ohio Air Quality Development Authority, State of Ohio, Collateralized    6/02 at 103         AAA           6,042,960
                 Pollution Control Revenue Refunding Bonds, Series 1992 (The
                 Cleveland Electric Illuminating Company Project), 8.000%, 12/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.0%
    8,425,000   McGee Creek Authority (Oklahoma), Water Revenue Bonds, Series 1992,     No Opt. Call         AAA           8,526,690
                 6.000%, 1/01/23

    6,000,000   Norman Regional Hospital Authority (Norman, Oklahoma), Hospital          9/01 at 102         AAA           6,394,440
                 Revenue Bonds, Series 1991, 6.900%, 9/01/21 (Pre-refunded to 9/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 4.6%

    3,715,000   Allegheny County Residential Finance Authority, Single Family           11/06 at 102         Aaa           3,786,031
                 Mortgage Revenue Bonds, 1996 Series AA, 6.450%, 5/01/28
                 (Alternative Minimum Tax)

    9,485,000   The Berks County Municipal Authority (Pennsylvania), Hospital Revenue   11/09 at 102         AAA           9,446,681
                 Bonds (The Reading Hospital and Medical Center Project),
                 Series of 1999, 6.000%, 11/01/19 (WI)

    6,000,000   Cambria County Industrial Development Authority (Pennsylvania),         11/05 at 102         AAA           5,840,280
                 Pollution Control Revenue Refunding Bonds, 1995 Series A
                 (Pennsylvania Electric Company Project), 5.800%, 11/01/20

    4,750,000   Lehigh County Industrial Development Authority, Pollution Control       11/02 at 102         AAA           4,873,310
                 Revenue Refunding Bonds, 1992 Series A (Pennsylvania Power and
                 Light Company Project), 6.400%, 11/01/21

    1,000,000   Luzerne County Industrial Development Authority, Exempt Facilities      12/04 at 102         AAA           1,088,120
                 Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and
                 Water Company Project), 7.000%, 12/01/17 (Alternative Minimum Tax)

    2,680,000   The School District of Philadelphia, Pennsylvania, General Obligation   No Opt. Call         AAA           2,882,072
                 Refunding Bonds, Series A of 1995, 6.250%, 9/01/08

                University of Pittsburgh of the Commonwealth System of Higher
                Education, University Capital Project Bonds (Pennsylvania),
                1992 Series A:
    1,395,000    6.125%, 6/01/21 (Pre-refunded to 6/01/02)                               6/02 at 102         AAA           1,478,672
    4,105,000    6.125%, 6/01/21                                                         6/02 at 102         AAA           4,131,559


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.0%

    6,500,000   Piedmont Municipal Power Agency (South Carolina), Electric Revenue       1/03 at 102         AAA           6,957,665
                 Bonds, 1992 Refunding Series, 6.300%, 1/01/22
                 (Pre-refunded to 1/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.2%

    1,500,000   Knoxville's Community Development Corporation, Multifamily Mortgage      7/03 at 101         AAA           1,521,435
                 Revenue Bonds (GNMA Mortgage-Backed Security Program -
                 Morningside Gardens Project), Series 1993, 6.200%, 7/20/28


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 3.0%

                State of Texas, Veterans Housing Assistance Bonds, Series 1993,
                General Obligation Bonds:
    1,315,000    6.800%, 12/01/23 (Alternative Minimum Tax)                             12/03 at 102         Aa1           1,370,625
    6,585,000    6.800%, 12/01/23 (Alternative Minimum Tax)                             12/03 at 102         AAA           6,880,601


    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*   Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$   9,950,000   Tyler Health Facilities Development Corporation (Texas), Hospital       11/07 at 102         AAA         $ 9,272,107
                 Revenue Bonds (East Texas Medical Center Regional Healthcare
                 System Project), Series 1997A, 5.600%, 11/01/27

    5,175,000   Tyler Health Facilities Development Corporation (Texas), Hospital        2/09 at 102         AAA           4,636,697
                 Revenue Bonds (East Texas Medical Center Regional Healthcare
                 System Project), Series 1997D (Remarketed), 5.375%, 11/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

    3,600,000   State Board of Regents of the State of Utah, Student Loan Revenue       11/03 at 102         Aaa           3,584,736
                 Bonds, Series 1993B, 5.900%, 11/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.3%

    2,250,000   Virginia Housing Development Authority, Multifamily Housing              1/08 at 102         AAA           2,282,198
                 Revenue Bonds, Series B, 6.050%, 5/01/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 9.1%

    5,230,000   Public Utility District No. 1 of Douglas County, Washington,             9/09 at 102         AAA           5,191,926
                 Wells Hydro-Electric Revenue Bonds, Series 1999A, 6.125%, 9/01/29
                 (Alternative Minimum Tax) (WI)

    2,500,000   City of Tacoma, Washington, Sewer Revenue Bonds, 1995 Series B,         12/05 at 100         AAA           2,622,275
                 6.375%, 12/01/15

   25,040,000   State of Washington, Certificates of Participation (Washington           7/09 at 100         AAA          23,489,774
                 State Convention and Trade Center, 1999), 5.250%, 7/01/14

    8,100,000   Washington Health Care Facilities Authority, Revenue Bonds,              2/03 at 102         AAA           8,155,080
                 Series 1992 (Virginia Mason Obligated Group, Seattle),
                 6.300%, 2/15/17

    6,130,000   Washington Health Care Facilities Authority, Revenue Bonds,             11/02 at 102         AAA           6,559,345
                 Series 1992 (Swedish Hospital Medical Center, Seattle),
                 6.300%, 11/15/22 (Pre-refunded to 11/15/02)

    3,750,000   Washington Public Power Supply System, Nuclear Project No. 1             7/03 at 102         AAA           3,637,500
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

   10,500,000   Washington Public Power Supply System, Nuclear Project No. 1             7/06 at 102         AAA          10,689,105
                 Refunding Revenue Bonds, Series 1996A (Bonneville Power
                 Administration), 5.750%, 7/01/11

    6,295,000   Washington Public Power Supply System, Nuclear Project No. 3             7/03 at 102         AAA           6,038,915
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 2.8%

   20,000,000   The County Commission of Pleasants County, West Virginia,                5/05 at 102         AAA          20,449,000
                 Pollution Control Revenue Bonds (Monongahela Power Company,
                 Pleasants Station Project), 1995 Series C, 6.150%, 5/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.0%

    2,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,    8/02 at 102         AAA           2,143,740
                 Series 1992 (Children's Hospital of Wisconsin, Inc. Project),
                 6.500%, 8/15/10 (Pre-refunded to 8/15/02)

    5,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,    8/05 at 102         AAA           5,108,050
                 Series 1995 (Mercy Health System Corporation), 6.125%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------

$ 761,230,000   Total Investments - (cost $718,855,319) - 96.5%                                                          704,888,837
=============
                Short-Term Investments - 2.6%
$  19,300,000   California Pollution Control Financing Authority, Pollution                               VMIG-1          19,300,000
=============    Control Refunding Revenue Bonds (Pacific Gas and Electric Company),
                 1996 Series C, Variable Rate Demand Bonds, 3.500%, 11/01/26+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       6,666,061
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $730,854,898
                ====================================================================================================================

                    All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis (note 1).

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
October 31, 1999

                                                                Insured              Insured             Premier            Insured
                                                                Quality          Opportunity      Insured Income    Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value
   (note 1)                                                $801,017,267       $1,781,212,211        $433,915,914        $704,888,837
 Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                     21,975,000           17,205,000          10,500,000          19,300,000
 Cash                                                         4,083,317           24,017,845           5,383,120           1,463,411
 Receivables:
   Interest                                                  15,519,072           35,330,487           7,334,177          12,826,299
   Investments sold                                           7,206,333            6,141,762           1,117,484           9,975,957
 Other assets                                                    52,120              104,053              32,551              36,679
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          849,853,109        1,864,011,358         458,283,246         748,491,183
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased                                   --           20,133,722          20,590,016          14,491,941
 Accrued expenses:
   Management fees (note 6)                                     450,937              958,727             236,347             391,440
   Other                                                        572,042              851,095             274,486             600,783
 Preferred share dividends payable                              146,045              269,749              68,342             117,977
 Common share dividends payable                               2,894,998            6,282,236           1,445,562           2,034,144
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       4,064,022           28,495,529          22,614,753          17,636,285
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $845,789,087       $1,835,515,829        $435,668,493        $730,854,898
====================================================================================================================================
Preferred shares, at liquidation value                     $318,000,000       $  680,000,000        $161,000,000        $268,900,000
====================================================================================================================================
Preferred shares outstanding                                     12,720               27,200               6,440              10,756
====================================================================================================================================
Common shares outstanding                                    37,843,165           81,060,946          19,274,161          37,253,960
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares at liquidation
   value, divided by Common shares outstanding)                $  13.95              $ 14.25            $  14.25            $  12.40
====================================================================================================================================

See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 1999

                                                                Insured              Insured             Premier            Insured
                                                                Quality          Opportunity      Insured Income    Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                 $ 51,079,557         $110,139,170        $ 25,930,523       $ 42,067,767
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                     5,408,464           11,564,218           2,838,411          4,855,281
 Preferred shares - auction fees                                649,999            1,500,000             349,999            672,250
 Preferred shares - dividend disbursing agent fees               42,521               62,520              22,519             50,001
 Shareholders' servicing agent fees and expenses                116,980              183,840              45,855             67,749
 Custodian's fees and expenses                                  133,651              236,851              80,621            121,281
 Directors'/Trustees' fees and expenses (note 6)                  8,147               17,896               4,260              7,453
 Professional fees                                               21,273               24,185              20,053             21,776
 Shareholders' reports - printing and mailing expenses          195,997              406,211             100,217            177,357
 Stock exchange listing fees                                     32,748               68,007              24,262             32,547
 Portfolio insurance expense                                    121,111              209,656                  --             27,145
 Investor relations expense                                      73,646              152,146              36,416             62,553
 Other expenses                                                  42,742               77,229              20,909             34,061
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                    6,847,279           14,502,759           3,543,522          6,129,454
   Custodian fee credit (note 1)                                (24,336)             (29,459)             (9,246)           (16,204)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  6,822,943           14,473,300           3,534,276          6,113,250
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        44,256,614           95,665,870          22,396,247         35,954,517
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                            (1,848,032)          (1,440,071)         (2,424,689)           180,105
Change in net unrealized appreciation (depreciation)
  of investments                                            (70,918,815)        (138,439,350)        (34,028,479)       (64,082,302)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                            (72,766,847)        (139,879,421)        (36,453,168)       (63,902,197)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $(28,510,233)       $ (44,213,551)       $(14,056,921)      $(27,947,680)
====================================================================================================================================


See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                                                     Insured Quality                         Insured Opportunity
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended           Year Ended          Year Ended          Year Ended
                                                               10/31/99             10/31/98            10/31/99            10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                     $ 44,256,614         $ 44,617,562      $   95,665,870       $ 97,070,050
 Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                            (1,848,032)           6,071,593          (1,440,071)         4,892,106
 Change in net unrealized appreciation (depreciation)
  of investments                                            (70,918,815)           7,097,066        (138,439,350)        17,252,534
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       (28,510,233)          57,786,221         (44,213,551)       119,214,690
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Common shareholders                                      (34,678,458)         (35,204,129)        (75,984,403)        (77,561,303)
  Preferred shareholders                                    (8,346,002)          (9,554,564)        (19,526,388)        (20,642,256)
From accumulated net realized gains from
 investment transactions:
  Common shareholders                                       (4,753,628)            (453,849)         (3,268,339)                --
  Preferred shareholders                                    (1,322,344)             (19,266)           (864,520)                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (49,100,432)         (45,231,808)        (99,643,650)       (98,203,559)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
 Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                       2,928,525            2,263,160           7,709,813          9,806,987
 Preferred shares - net proceeds from sale of shares         57,291,876                   --          79,074,482                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions   60,220,401            2,263,160          86,784,295          9,806,987
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (17,390,264)          14,817,573         (57,072,906)        30,818,118
Net assets at the beginning of year                         863,179,351          848,361,778       1,892,588,735      1,861,770,617
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $845,789,087         $863,179,351      $1,835,515,829     $1,892,588,735
====================================================================================================================================
Balance of undistributed net investment income
  at the end of year                                       $  1,839,774         $    607,620      $    1,155,567     $    1,000,488
====================================================================================================================================


See accompanying notes to financial statements.

                                                                 Premier Insured Income                  Insured Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended           Year Ended          Year Ended          Year Ended
                                                               10/31/99             10/31/98            10/31/99            10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                     $ 22,396,247         $ 22,329,463        $ 35,954,517      $ 35,542,409
 Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                            (2,424,689)             980,248             180,105         5,306,267
 Change in net unrealized appreciation (depreciation)
  of investments                                            (34,028,479)           6,160,462         (64,082,302)       14,400,072
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       (14,056,921)          29,470,173         (27,947,680)       55,248,748
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Common shareholders                                      (17,326,755)         (17,721,831)        (27,045,477)        (27,350,824)
  Preferred shareholders                                    (4,511,430)          (4,817,384)         (8,442,753)         (9,249,566)
From accumulated net realized gains from
 investment transactions:
  Common shareholders                                         (772,120)            (400,607)                 --                 --
  Preferred shareholders                                      (208,292)            (110,068)                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (22,818,597)         (23,049,890)        (35,488,230)       (36,600,390)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                              1,402,822              872,626             429,230                 --
Preferred shares - net proceeds from sale of shares         20,675,162                   --                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions   22,077,984              872,626             429,230                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (14,797,534)           7,292,909         (63,006,680)        18,648,358
Net assets at the beginning of year                         450,466,027          443,173,118         793,861,578        775,213,220
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $435,668,493         $450,466,027        $730,854,898       $793,861,578
====================================================================================================================================
Balance of undistributed net investment income at the end of year$  853,618        $ 295,556         $ 1,181,455          $ 715,168
====================================================================================================================================


See accompanying notes to financial statements.

Notes to Financial Statements


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Insured Quality Municipal Fund, Inc.
(NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) and Nuveen Insured Premium Income Municipal Fund 2 (NPX).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1999, Premier Insured Income and Insured Premium Income 2 had outstanding when-issued purchase commitments of $20,590,016 and $14,491,941, respectively. There were no such outstanding purchase commitments in either Insured Quality or Insured Opportunity.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1999, have been designated Exempt-Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of Preferred shares outstanding, by Series and in total, at October 31, 1999, is as follows:

                                                  Premier      Insured
                        Insured      Insured      Insured      Premium
                        Quality  Opportunity       Income     Income 2
--------------------------------------------------------------------------------
Number of shares:
   Series M               2,600        4,000           --        2,080
   Series T               2,600        4,000           --        2,200
   Series W               2,600        4,000          840        2,080
   Series W2                 --        3,200           --           --
   Series Th              2,320        4,000        2,800        2,200
   Series Th2                --        4,000           --           --
   Series F               2,600        4,000        2,800        2,196
--------------------------------------------------------------------------------
Total                    12,720       27,200        6,440       10,756
================================================================================

Effective May 7, 1999, Insured Quality issued 2,320 Series Th $25,000 stated value Preferred shares.

Effective April 30, 1999, Insured Opportunity issued 3,200 Series W2 $25,000 stated value Preferred shares.

Effective June 18, 1999, Premier Insured Income issued 840 Series W $25,000 stated value Preferred shares.


Insurance
The Funds invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1999.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                             Insured Quality        Insured Opportunity
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                         10/31/99     10/31/98     10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                    185,736      140,631      473,067       606,605
==========================================================================================================
Preferred shares sold                                        2,320           --        3,200            --
==========================================================================================================


                                                         Premier Insured Income   Insured Premium Income 2
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                         10/31/99     10/31/98     10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                     85,914       54,102       14,923            --
==========================================================================================================
Preferred shares sold                                          840           --           --            --
==========================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 1999, to shareholders of record on November 15, 1999, as follows:

                                                                                     Premier       Insured
                                                           Insured      Insured      Insured       Premium
                                                           Quality  Opportunity       Income      Income 2
----------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0765       $.0775       $.0750        $.0605
==========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended October 31, 1999, were as follows:

                                                                                 Premier      Insured
                                                      Insured       Insured      Insured      Premium
                                                      Quality   Opportunity       Income     Income 2
-----------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                $256,042,190  $532,596,422 $167,353,407 $269,725,824
   Short-term municipal securities                231,575,000   279,155,000   84,500,000  116,000,000
Sales and maturities:
   Long-term municipal securities                 231,234,325   491,346,871  139,564,822  283,375,627
   Short-term municipal securities                211,700,000   272,850,000   75,900,000   96,700,000
=====================================================================================================


At October 31, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                  Premier       Insured
                                                    Insured         Insured       Insured       Premium
                                                    Quality     Opportunity        Income      Income 2
-------------------------------------------------------------------------------------------------------
                                               $822,798,027  $1,772,473,106  $435,499,311  $738,251,279
=======================================================================================================


At October 31, 1999, the Funds had unused capital loss carryforwards available for federal income tax purpose to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                     Premier      Insured
                                                           Insured      Insured      Insured      Premium
                                                           Quality  Opportunity       Income     Income 2
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                 $       --      $    --   $       --  $ 1,737,245
   2003                                                         --           --           --   12,029,555
   2004                                                         --           --           --    2,080,786
   2005                                                         --           --           --           --
   2006                                                         --           --           --           --
   2007                                                  1,848,032       29,713    2,424,689           --
---------------------------------------------------------------------------------------------------------
Total                                                   $1,848,032      $29,713   $2,424,689  $15,847,586
=========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 1999, were as follows:

                                                                                     Premier         Insured
                                                           Insured      Insured      Insured         Premium
                                                           Quality  Opportunity       Income        Income 2
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $24,895,824  $70,338,537  $17,947,810    $ 12,041,165
   depreciation                                        (24,701,584) (44,394,432)  (9,031,207)    (26,103,607)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)              $  194,240  $25,944,105  $ 8,916,603    $(14,062,442)
============================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund:



Average Daily Net Assets                          Management Fee
-----------------------------------------------------------------
For the first $125 million                            .6500 of 1%
For the next $125 million                             .6375 of 1
For the next $250 million                             .6250 of 1
For the next $500 million                             .6125 of 1
For the next $1 billion                               .6000 of 1
For net assets over $2 billion                        .5875 of 1
=================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.



7. COMPOSITION OF NET ASSETS
At October 31, 1999, net assets consisted of:

                                                                                         Premier       Insured
                                                            Insured        Insured       Insured       Premium
                                                            Quality    Opportunity        Income      Income 2
--------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $318,000,000  $ 680,000,000  $161,000,000  $268,900,000
Common shares, $.01 par value per share                     378,432        810,609       192,742       372,540
Paid-in surplus                                         527,224,673  1,127,635,261   267,130,219   490,310,931
Balance of undistributed net investment income            1,839,774      1,155,567       853,618     1,181,455
Accumulated net realized gain (loss) from
   investment transactions                               (1,875,103)    (1,440,071)   (2,424,689)  (15,943,546)
Net unrealized appreciation (depreciation)
  of investments                                            221,311     27,354,463     8,916,603   (13,966,482)
--------------------------------------------------------------------------------------------------------------
Net assets                                             $845,789,087 $1,835,515,829  $435,668,493  $730,854,898
==============================================================================================================
Authorized shares:
   Common                                               200,000,000    200,000,000   200,000,000     Unlimited
   Preferred                                              1,000,000      1,000,000     1,000,000     Unlimited
==============================================================================================================

8. INVESTMENT COMPOSITION
At October 31, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                            Premier      Insured
                                  Insured      Insured      Insured      Premium
                                  Quality  Opportunity       Income     Income 2
--------------------------------------------------------------------------------
Education and Civic Organizations       4%           1%           3%          1%
Health Care                            13           16           17          11
Housing/Multifamily                     6            3            5           7
Housing/Single Family                   7           12            3           5
Tax Obligation/General                  4            2            1          14
Tax Obligation/Limited                  9            3           19          13
Transportation                         17           10            5          10
U.S. Guaranteed                        22           30           33          12
Utilities                              17           14           12          25
Water and Sewer                         1            9            2           2
--------------------------------------------------------------------------------
                                      100%         100%         100%        100%
================================================================================

All of the long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                Financial Highlights

                Selected data for a Common share outstanding throughout each year:

                         Investment Operations
                         ---------------------
                                             Net
                                       Realized/
            Beginning         Net     Unrealized
            Net Asset  Investment     Investment
                Value      Income     Gain (Loss)    Total
----------------------------------------------------------
Insured Quality
Year Ended 10/31:
    1999       $16.02       $1.17        $(1.91)    $(.74)
    1998        15.68        1.18           .36      1.54
    1997        15.50        1.22           .28      1.50
    1996        15.79        1.24          (.12)     1.12
    1995        14.50        1.27          1.32      2.59
Insured Opportunity
Year Ended 10/31:
    1999        16.04        1.18         (1.73)     (.55)
    1998        15.78        1.21           .28      1.49
    1997        15.54        1.23           .28      1.51
    1996        15.60        1.24           .02      1.26
    1995        14.04        1.25          1.60      2.85
Premier Insured Income
Year Ended 10/31:
    1999        16.18        1.16         (1.89)     (.73)
    1998        15.84        1.16           .38      1.54
    1997        15.49        1.19           .36      1.55
    1996        15.53        1.19          (.03)     1.16
    1995        14.05        1.20          1.51      2.71
Insured Premium Income 2
Year Ended 10/31:
    1999        14.10         .97         (1.71)     (.74)
    1998        13.60         .95           .53      1.48
    1997        13.04        1.00           .54      1.54
    1996        13.03         .99            --       .99
    1995        10.99        1.00          2.08      3.08

                                            Less Distributions
                  ------------------------------------------------------------------
                           Net          Net
                    Investment   Investment        Capital        Capital
                        Income       Income          Gains          Gains
                     To Common To Preferred      To Common   To Preferred
                  Shareholders Shareholders+   Shareholder   Shareholders+     Total
------------------------------------------------------------------------------------
Insured Quality
Year Ended 10/31:
    1999               $ (.92)       $(.22)         $(.13)         $(.04)  $ (1.31)
    1998                 (.94)        (.25)          (.01)            --     (1.20)
    1997                 (.98)        (.25)          (.07)          (.02)    (1.32)
    1996                 (.98)        (.25)          (.14)          (.04)    (1.41)
    1995                (1.01)        (.29)            --             --     (1.30)
Insured Opportunity
Year Ended 10/31:
    1999                 (.94)        (.24)          (.04)          (.01)    (1.23)
    1998                 (.97)        (.26)            --             --     (1.23)
    1997                 (.98)        (.26)          (.02)          (.01)    (1.27)
    1996                 (.98)        (.26)          (.06)          (.02)    (1.32)
    1995                 (.98)        (.31)            --             --     (1.29)
Premier Insured Income
Year Ended 10/31:
    1999                 (.90)        (.23)          (.04)          (.01)    (1.18)
    1998                 (.92)        (.25)          (.02)          (.01)    (1.20)
    1997                 (.94)        (.26)            --             --     (1.20)
    1996                 (.94)        (.26)            --             --     (1.20)
    1995                 (.94)        (.29)            --             --     (1.23)
Insured Premium Income 2
Year Ended 10/31:
    1999                 (.73)        (.23)            --             --     (.96)
    1998                 (.73)        (.25)            --             --     (.98)
    1997                 (.73)        (.25)            --             --     (.98)
    1996                 (.71)        (.27)            --             --     (.98)
    1995                 (.75)        (.29)            --             --    (1.04)


                                                         Total Returns
                                                         -------------
                  Organization
                  and Offering
                         Costs                                    Based
                 and Preferred       Ending               Based      on       Ending
                         Share         Net     Ending        on     Net          Net
                  Underwriting        Asset    Market    Market   Asset       Assets
                     Discounts        Value     Value    Value*   Value*        (000)
-------------------------------------------------------------------------------------
Insured Quality
Year Ended 10/31:
    1999                 $(.02)      $13.95  $13.1875    (9.65)%  (6.77)%   $845,789
    1998                    --        16.02   15.6250     6.13     8.43      863,179
    1997                    --        15.68   15.6250    10.57     8.22      848,362
    1996                    --        15.50   15.1250     8.54     5.49      839,304
    1995                    --        15.79   15.0000    22.62    16.43      849,583
Insured Opportunity
Year Ended 10/31:
    1999                  (.01)       14.25   13.3125   (14.71)   (5.33)   1,835,516
    1998                    --        16.04   16.6250    12.03     7.99    1,892,589
    1997                    --        15.78   15.7500    10.18     8.32    1,861,771
    1996                    --        15.54   15.2500     9.77     6.50    1,837,731
    1995                    --        15.60   14.8750    22.78    18.74    1,841,780
Premier Insured Income
Year Ended 10/31:
    1999                  (.02)       14.25   13.1250   (17.33)   (6.42)     435,668
    1998                    --        16.18   16.8750    14.06     8.35      450,466
    1997                    --        15.84   15.6875    12.09     8.56      443,173
    1996                    --        15.49   14.8750     9.23     5.93      436,134
    1995                    --        15.53   14.5000    24.14    17.73      436,920
Insured Premium Income 2
Year Ended 10/31:
    1999                    --        12.40   11.5000   (11.16)   (7.21)     730,855
    1998                    --        14.10   13.6875    16.35     9.28      793,862
    1997                    --        13.60   12.4375    15.45    10.15      775,213
    1996                    --        13.04   11.4380     6.95     5.70      754,329
    1995                    --        13.03   11.3750    23.46    26.20      427,908


                                       Ratios/Supplemental Data
--------------------------------------------------------------------------------
                                     Before Credit/Reimbursement
                  --------------------------------------------------------------

                             Ratio of Net             Ratio of Net
                     Ratio of  Investment    Ratio of   Investment    Ratio of
                     Expenses      Income    Expenses       Income    Expenses
                   to Average  to Average  to Average   to Average  to Average
                   Net Assets  Net Assets       Total        Total  Net Assets
                   Applicable  Applicable  Net Assets   Net Assets  Applicable
                    to Common   to Common   Including    Including   to Common
                       Shares++    Shares++ Preferred++  Preferred++    Shares++
--------------------------------------------------------------------------------
Insured Quality
Year Ended 10/31:
    1999                 1.19%       7.66%       .79%         5.11%       1.18%
    1998                 1.13        7.49        .79          5.21        1.13
    1997                 1.15        7.88        .79          5.44        1.15
    1996                 1.17        7.98        .80          5.50        1.17
    1995                 1.19        8.36        .81          5.73        1.19
Insured Opportunity
Year Ended 10/31:
    1999                 1.16        7.67        .77          5.07        1.16
    1998                 1.13        7.60        .77          5.17        1.13
    1997                 1.15        7.92        .78          5.34        1.15
    1996                 1.16        8.01        .78          5.38        1.16
    1995                 1.19        8.43        .79          5.59        1.19
Premier Insured Income
Year Ended 10/31:
    1999                 1.19        7.49        .79          5.01        1.18
    1998                 1.16        7.29        .79          5.00        1.16
    1997                 1.17        7.61        .80          5.18        1.17
    1996                 1.18        7.70        .80          5.22        1.18
    1995                 1.20        8.05        .81          5.40        1.20
Insured Premium Income 2
Year Ended 10/31:
    1999                 1.21        7.11        .79          4.64        1.21
    1998                 1.20        6.89        .79          4.53        1.20
    1997                 1.23        7.55        .80          4.89        1.23
    1996                 1.36        7.53        .86          4.78        1.36
    1995                 1.37        8.29        .83          5.07        1.37

                                                      Ratios/Supplemental Data
                         -----------------------------------------------------------------------------
                                             After Credit/Reimbursement**
                         ----------------------------------------------------------------
                                           Ratio of Net                      Ratio of Net
                            Ratio of         Investment       Ratio of         Investment
                            Expenses             Income       Expenses             Income
                          to Average         to Average     to Average         to Average
                          Net Assets         Net Assets          Total              Total
                          Applicable         Applicable     Net Assets         Net Assets    Portfolio
                           to Common          to Common      Including          Including     Turnover
                              Shares+            Shares++    Preferred++        Preferred++       Rate
------------------------------------------------------------------------------------------------------
Insured Quality
Year Ended 10/31:
    1999                        1.18%             7.67%           .79%              5.11%          27%
    1998                        1.13              7.49            .79               5.21           16
    1997                        1.15              7.88            .79               5.44            8
    1996                        1.17              7.98            .80               5.50           33
    1995                        1.19              8.36            .81               5.73           30
Insured Opportunity
Year Ended 10/31:
    1999                        1.16              7.67            .77               5.07           26
    1998                        1.13              7.60            .77               5.17           12
    1997                        1.15              7.92            .78               5.34            8
    1996                        1.16              8.01            .78               5.38           18
    1995                        1.19              8.43            .79               5.59           16
Premier Insured Income
Year Ended 10/31:
    1999                        1.18              7.50            .79               5.01           32
    1998                        1.16              7.29            .79               5.00           10
    1997                        1.17              7.61            .80               5.18            4
    1996                        1.18              7.70            .80               5.22            3
    1995                        1.20              8.05            .81               5.40            5
Insured Premium Income 2
Year Ended 10/31:
    1999                        1.21              7.11            .79               4.64           35
    1998                        1.20              6.89            .79               4.53           31
    1997                        1.23              7.55            .80               4.89           37
    1996                        1.36              7.53            .86               4.78           32
    1995                        1.37              8.29            .83               5.07           30

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.
   Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
   Total returns are not annualized.
** After custodian fee credit and expense reimbursement, where applicable
   (notes 1 and 6).
 + The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.


FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:
NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com




                                                                     FAN-4-10-99